Exhibit 10.2

NON-BROKERED (ISSUER DIRECT)

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY NOT BE OFFERED OR SOLD TO OR FOR THE ACCOUNT OR BENEFIT OF PERSONS IN THE UNITED STATES OR U.S. PERSONS UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

OSISKO DEVELOPMENT CORP.

SUBSCRIPTION AGREEMENT
(UNITS)

THE UNITS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED BY CANADIAN RESIDENTS, U.S. RESIDENTS AND OFF-SHORE RESIDENTS, IN EACH CASE PURSUANT TO AVAILABLE EXEMPTIONS UNDER APPLICABLE SECURITIES LAWS.

INSTRUCTIONS

All Subscribers:

1.	Complete and sign the execution pages of this Subscription Agreement (pages (ii) to (v)), including the registration and delivery instructions and, if applicable, Schedule "E" (Form 4C – Corporate Placee Registration Form) to this Subscription Agreement.

Canadian Subscribers:

2.	If you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, a resident of, or otherwise subject to the Securities Laws of, a province of Canada, complete and sign Schedule "B" (Subscriber Certificate) to this Subscription Agreement and, if applicable, Appendix A to Schedule "B" thereto.

United States Subscribers:

3.	If you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, in the United States or a U.S. Person and in the State of California, you are a Qualified Institutional Buyer, and you must complete and sign Schedule "C" – Annex 1 (Qualified Institutional Buyer Certificate).

4.	If you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, in the United States or a U.S. Person and in the State of New York, you are either a Qualified Institutional Buyer or an Institutional Accredited Investor, and you must complete and sign Schedule "C" – Annex 1 (Qualified Institutional Buyer Certificate) or Schedule "C" – Annex 2 (U.S. Accredited Investor Certificate) as an Institutional Accredited Investor, as applicable.

5.	If you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, in the United States or a U.S. Person, and in any State other than California or New York, complete and sign Schedule "C" – Annex 1 (Qualified Institutional Buyer Certificate) or Schedule "C" – Annex 2 (U.S. Accredited Investor Certificate) to this Subscription Agreement and Schedule "H" (Selling Shareholder Questionnaire). In addition, you may be required to provide a supplemental Certificate depending on the State in which you are located confirming certain additional representations, warranties and covenants in order to participate.

Off-Shore Subscribers:

6.	If you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, a resident of, or otherwise subject to the Securities Laws of, a jurisdiction other than a jurisdiction in Canada or the United States, complete and sign Schedule "D" (Foreign Subscriber Purchaser's Certificate) to this Subscription Agreement.

DELIVERY INSTRUCTIONS

Return a completed and executed copy of this Subscription Agreement, along with the other documents required to be delivered with this Subscription Agreement, by no later than 4:30 p.m. (Toronto time) on August 8, 2025, by email to Asif Zalfackruddin (zalfackruddina@bennettjones.com.

PAYMENT INSTRUCTIONS

Payment of the Aggregate Subscription Price (as defined herein) must be made in United States dollars by no later than by no later than 4:30 p.m. (Toronto time) on August 8, 2025, in accordance with the wire instructions provided below.

Beneficiary:                                                [Redact – Personal Information]

Beneficiary Address:                              [Redact – Personal Information]

Beneficiary Bank:                                    [Redact – Personal Information]

Beneficiary Bank Full Address:         [Redact – Personal Information]

Transit/ABA:                                             [Redact – Personal Information]

Bank Code:                                                 [Redact – Personal Information]

Swift:                                                            [Redact – Personal Information]

BIC:                                                              [Redact – Personal Information]

Account Number:                                    [Redact – Personal Information]

(ii)

EXECUTION PAGES

SUBSCRIPTION AGREEMENT

(UNITS)

TO:                   OSISKO DEVELOPMENT CORP.

The undersigned (the "Subscriber") hereby subscribes for and agrees to purchase from Osisko Development Corp. (the "Corporation") the number of units of the Corporation ("Units") at a price of US$2.05 per Unit, as indicated on the next page (being the Purchased Securities (as defined herein)). Each Unit will be comprised of one common share of the Corporation (each, a "Unit Share") and one-half of one common share purchase warrant of the Corporation (each whole warrant, a "Unit Warrant"), with each Unit Warrant entitling the holder thereof to purchase one common share of the Corporation (each, a "Unit Warrant Share") at a price of US$2.56 per Unit Warrant Share (the "Exercise Price") for a period of 24 months from the Closing Date (as defined herein) (subject to the exercise of the Acceleration Right (as defined herein)). At any time following the 15-month anniversary of the Closing Date and prior to the expiry date of the Unit Warrants, if the closing price of the Common Shares (as defined herein) on the Exchanges (as defined herein) exceeds the Exercise Price for 20 or more consecutive trading days, the Corporation may, within 10 days following such occurrence, accelerate the expiry date of the Unit Warrants by providing notice of such acceleration to the holders of Unit Warrants, following which the Unit Warrants will expire on the date that is 30 calendar days after the giving of such notice (the "Acceleration Right"). The Subscriber agrees to be bound by the terms and conditions set forth in the document entitled "Terms and Conditions of Subscription" attached hereto and forming part of this Subscription Agreement (as defined herein) and the Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber's representations, warranties and covenants contained in this Subscription Agreement and the applicable Schedules attached hereto.

The terms and size of the Offering (as defined below) are subject to change without notice to the Subscriber. The Corporation reserves the right to close the Offering in multiple tranches, such that one or more closings may occur after the initial closing.

(iii)

Subscriber Information and Signature:

(Name of Subscriber)

Account Reference (If applicable):

By:
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above)

Subscriber Address and Contact Information:

(Residential Address of Subscriber)

(City/Municipality, Province/State and Postal/ZIP Code of Subscriber)

(Telephone Number and Email Address of Subscriber)

Number of Units:

Subscription Price:	US$2.05

Aggregate Subscription Price (US$2.05 x Number of Units)

If the Subscriber is signing as agent or trustee for a principal (a "Disclosed Principal") and is not purchasing as trustee or agent for accounts fully managed by it, so as to be deemed to be purchasing as principal pursuant to NI 45-106 (as defined herein), complete the following:

(Name of Disclosed Principal)

Disclosed Principal's Address and Contact Information:

(Residential Address of Disclosed Principal)

(City/Municipality, Province/State and Postal/Zip Code of Disclosed Principal)

(Telephone Number and Email Address of Disclosed Principal)

(Account Reference, if applicable)

It is anticipated that the Units purchased hereunder will be settled via DRS Advice(s) representing the Unit Shares and Unit Warrants as soon as reasonably practicable following the Closing Date (as defined herein). In such case, the Subscriber will not be entitled to settle by electronic deposit with CDS (as defined herein) through the book-based system administered by CDS.

Account Registration Information: The interest in the book-entry position or the certificates representing the Unit Shares and Unit Warrants, as applicable, should be registered as follows:

(Name)

(Account Reference, if applicable)

(Address, including Postal Code)

Delivery Instructions: Please deliver the certificates or the ownership statement with respect to the interest in a book-entry position or the certificate representing the Unit Shares and Unit Warrants, as applicable, to:

(Name)

(Account Reference, if applicable)

(Address)

(Contact Name)

(Telephone Number)

(iv)

Information to be Completed by each Subscriber:

A.	Registration Form

The Subscriber, if not an individual and (i) is a member of the "Pro Group" (as described below), or (ii) is (or will be after completion of the Offering) an "Insider" (as described below), or (iii) will be a holder of more than 5% of the listed shares after completion of the Offering, either [check appropriate box]:

☐

has previously filed with the TSX Venture Exchange (the "TSXV") a Form 4C – Corporate Placee Registration Form, represents and warrants that there has been no change to any of the information in the Corporate Placee Registration Form previously filed with the TSXV up to the date hereof; or

☐	hereby delivers a completed Form 4C – Corporate Placee Registration Form, in the form attached as Schedule "E" to the Corporation for filing with the TSXV.

B.	Present Ownership of Securities
The Subscriber either [check appropriate box]:
☐	does not own directly or indirectly, or exercise control or direction over, any common shares of the Corporation or securities convertible into common shares of the Corporation; or
☐	owns directly or indirectly, or exercises control or direction over, ______________ outstanding common shares of the Corporation and convertible securities entitling the Subscriber to acquire additional common shares of the Corporation which, if converted, in the aggregate would represent ______________ common shares of the Corporation.

C.	Insider Status
The Subscriber either [check appropriate box]:
☐	is an "Insider" of the Corporation as defined in the policies of the TSXV as follows:
(a) a director or senior officer of the Corporation;
(b) a director or senior officer of a corporation that is itself an Insider or subsidiary of the Corporation;

(c)    a person that beneficially owns or controls, directly or indirectly, voting shares of the Corporation carrying more than 10% of the voting rights attached to all the Corporation's outstanding voting shares; or

(d) the Corporation itself if it holds any of its own securities; or
☐	is not an Insider of the Corporation.

(v)

D.	Member of "Pro Group"
The Subscriber either [check appropriate box]:
☐	is a member of the "Pro Group" as defined in the policies of the TSXV, as follows:
	1.	subject to subparagraphs (2), (3) and (4), either individually or as a group:
		(a)	the member (i.e. a member of the TSXV under the requirements of the TSXV);
		(b)	employees of the member;
		(c)	partners, officers or directors of the member;
		(d)	affiliates of the member; or
		(e)	associates of any parties referred to in subparagraphs (a) through (d);
	2.	the TSXV may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the TSXV determines that the person is not acting at arm's length with the member;
	3.	the TSXV may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the TSXV determines that the person is acting at arm's length with the member;
	4.	the member may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (1) to be excluded from the Pro Group where the member determines that:
		(a)	the person is an affiliate or associate of the member acting at arm's length of the member;
		(b)	the associate or affiliate has a separate corporate and reporting structure;
		(c)	there are sufficient controls on information flowing between the member and the associate or affiliate; and
		(d)	the member maintains a list of such excluded persons; or
☐	is not a member of the Pro Group.
E.	Insider Status (Securities Act (Ontario))
The Subscriber either [check appropriate box]:
☐	is an "Insider" of the Corporation, defined as (a) a director or an officer of the Corporation; (b) a director or an officer of a person that is itself an insider or a subsidiary of the Corporation; or (c) a person that has (i) beneficial ownership of, or control or direction over, directly or indirectly, or (ii) a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the Corporation carrying more than 10% of the voting rights attached to all outstanding voting securities; or
☐	is not an Insider of the Corporation.
F.	Registrant Status (Securities Act (Ontario))
The Subscriber either [check appropriate box]:
☐	is a "Registrant", defined as a person registered or required to be registered under the Securities Act (Ontario), including a dealer, adviser or investment fund manager; or
☐	is not a Registrant.

(vi)

TERMS AND CONDITIONS OF SUBSCRIPTION

SUBSCRIPTION AGREEMENT

TO:        Subscriber of Units of Osisko Development Corp.

Re:         Sale of Units

Dear Sirs/Mesdames:

This Subscription Agreement is to confirm your agreement to purchase from Osisko Development Corp. (the "Corporation"), subject to the terms and conditions set forth herein, that number of units of the Corporation ("Units"), as indicated on the execution page (the "Purchased Securities"), at a price of US$2.05 per Unit (the "Issue Price").

Each Unit will be comprised of one common share of the Corporation (each, a "Unit Share") and one-half of one common share purchase warrant of the Corporation (each whole warrant, a "Unit Warrant"), with each Unit Warrant entitling the holder thereof to purchase one common share of the Corporation (each, a "Unit Warrant Share") at a price of US$2.56 per Unit Warrant Share (the "Exercise Price") for a period of 24 months from the Closing Date (subject to the exercise of the Acceleration Right (as defined herein)). At any time following the 15-month anniversary of the Closing Date and prior to the expiry date of the Unit Warrants, if the closing price of the Common Shares (as defined herein) on the Exchanges (as defined herein) exceeds the Exercise Price for 20 or more consecutive trading days, the Corporation may, within 10 days following such occurrence, accelerate the expiry date of the Unit Warrants by providing notice of such acceleration to the holders of Unit Warrants, following which the Unit Warrants will expire on the date that is 30 calendar days after the giving of such notice (the "Acceleration Right").

The Purchased Securities form part of a larger sale by the Corporation on a non-brokered private placement basis of 36,600,000 Units at the Issue Price for aggregate gross proceeds to the Corporation of US$75,030,000 (the "Offering"). In addition, the Subscriber acknowledges and agrees that concurrently with the Offering, the Corporation intends to issue an aggregate 58,560,000 Units at the Issue Price for aggregate gross proceeds to the Corporation of US$120,048,000 on a "bought deal" private placement basis (the "Brokered Offering"). In connection with the Brokered Offering, the Corporation has granted the Underwriters (as defined herein) an option, exercisable in whole or in part at any time up to 48 hours prior to the Closing Date, to purchase up to an additional 2,440,000 Units at the Issue Price for additional gross proceeds to the Corporation of up to US$5,002,000 (the "Underwriters' Option"). The total size of the Brokered Offering, assuming the Underwriters' Option is exercised in full, will not exceed US$125,050,000.

The terms and size of the Offering are subject to change without notice to the Subscriber and the Corporation reserves the right to close the Offering in multiple tranches, such that one or more closings may occur after the initial closing. A term sheet with respect to the Offering is attached hereto as Schedule "A", and is incorporated by reference in this Subscription Agreement.

The Subscriber, by its execution of this Subscription Agreement, agrees to be bound by the terms and conditions of the Warrant Indenture as if it was an original party thereto.

1.            Definitions

In this Subscription Agreement, unless the context otherwise requires:

(a)	"$" or "C$" means lawful money of Canada denominated in Canadian dollars, unless otherwise specified herein;

(b)	"Acceleration Right" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(c)	"Aggregate Subscription Price" means the amount equal to the number of Purchased Securities multiplied by the Issue Price, as indicated on page (iii) of this Subscription Agreement;

(d)	"Brokered Offering" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(e)	"Business Day" means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Montréal, Québec and Toronto, Ontario are not open for business;

(f)	"CDS" means CDS Clearing and Depository Services Inc.;

(g)	"Closing" means the closing of the Offering on the Closing Date;

(h)	"Closing Date" means August 15, 2025, or such other date (or dates) as the Corporation may determine;

(i)	"Common Shares" means the common shares in the capital of the Corporation;

(j)	"Control Person" has the meaning ascribed to such term in subsection 1(1) of the Securities Act (Ontario);

(k)	"Corporation" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(l)	"Disclosed Principal" has the meaning ascribed thereto on the face page of this Subscription Agreement;

(m)	"Distribution Compliance Period" has the meaning ascribed thereto in Section 7(h)(vii);

(n)	"Distributor" means any underwriter, dealer, or other person who participates, pursuant to a contractual arrangement, in the distribution of the Units offered or sold in reliance on Regulation S under the U.S. Securities Act;

(o)	"Effectiveness Period" has the meaning ascribed thereto in Section 11(b);

(p)	"Exchanges" means, together, the TSX Venture Exchange and the New York Stock Exchange;

(q)	"Exercise Price" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(r)	"Information Record" means all information filed by the Corporation on SEDAR+ (http:///www.sedarplus.ca) prior to the Closing Date;

(s)	"Institutional Accredited Investor" means an "accredited investor" that satisfies one or more of the categories set forth in Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) of Regulation D under the U.S. Securities Act;

(t)	"International Jurisdiction" has the meaning ascribed thereto in Section 7.F;

(u)	"Issue Price" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(v)	"MNPI" means material non-public information within the meaning of Regulation FD promulgated under the U.S. Exchange Act, which shall, in any case, include the receipt of the notice pursuant to Section 11(e) and the information contained in such notice;

(w)	"NI 45-106" means National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

(x)	"Offering" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(y)	"Offering Jurisdictions" means, collectively, each of the provinces of Canada, the United States and such other jurisdictions outside of Canada and the United States, as may be agreed to by the Corporation, where the Units are offered to prospective purchasers or the Subscribers reside, as the context permits or requires;

(z)	"PCMLTFA" has the meaning ascribed thereto in Section 7.K;

(aa)	"Person" means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(bb)	"Purchased Securities" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(cc)	"Qualified Institutional Buyer" means a "qualified institutional buyer" within the meaning of Rule 144A under the U.S. Securities Act, that is also a U.S. Accredited Investor, and, if the Subscriber is in the State of California, includes an institutional investor as used in Section 25102(i) of the California Corporations Code and the rules and regulations thereunder;

(dd)	"Registrable Securities" means the Unit Shares and Unit Warrant Shares purchased by U.S. Subscribers in the Offering where such U.S. Subscribers have fully completed, executed and returned the Selling Shareholder Questionnaire attached hereto as Schedule "H";

(ee)	"Registration Statement" has the meaning ascribed thereto in Section 11(a);

(ff)	"SEC" means the United States Securities and Exchange Commission;

(gg)	"Securities Laws" means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the applicable securities regulatory authority or applicable securities regulatory authorities (including rules of stock exchanges) of, the applicable jurisdiction or jurisdictions collectively;

(hh)	"Subscriber" means the Person purchasing the Purchased Securities and whose name appears on the execution page hereof and who has signed this Subscription Agreement or, if the Person whose name appears on the execution page hereof has signed this Subscription Agreement as an agent for, or on behalf of, a beneficial purchaser and is not a trust company, trust corporation or portfolio manager deemed to be purchasing the Purchased Securities as principal under NI 45-106, the Person who is the beneficial purchaser of the Purchased Securities, being the Disclosed Principal as disclosed on the execution page hereof;

(ii)	"Subscription Agreement" means this subscription agreement, including all schedules and appendices attached hereto, as the same may be amended, supplemented or restated from time to time;

(jj)	"TSXV" means the TSX Venture Exchange;

(kk)	"Underlying Securities" means the Unit Shares, the Unit Warrants and the Unit Warrant Shares;

(ll)	"Underwriters" means, collectively, the syndicate of underwriters of the Brokered Offering co-led by BMO Nesbitt Burns Inc., RBC Dominion Securities Inc., and Cantor Fitzgerald Canada Corporation;

(mm)	"Underwriters' Option" has the meaning ascribed thereto on the first page of the Subscription Agreement;

(nn)	"Unit Shares" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(oo)	"Unit Warrants" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(pp)	"Unit Warrant Shares" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(qq)	"United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

(rr)	"Units" has the meaning ascribed thereto on the first page of this Subscription Agreement;

(ss)	"US$" means lawful money of the United States denominated in United States dollars, unless otherwise specified herein;

(tt)	"U.S. Accredited Investor" means an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act;

(uu)	"U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(vv)	"U.S. Person" means a "U.S. person" as such term is defined in Regulation S under the U.S. Securities Act;

(ww)	"U.S. Securities Act" means the United States Securities Act of 1933, as amended;

(xx)	"U.S. Subscriber" means a Subscriber who (i) is in the United States, (ii) is a U.S. Person, (iii) is subscribing on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person, (iv) received an offer to acquire the Units in the United States, or (v) executed this Subscription Agreement or otherwise placed its order to purchase the Units in the United States; and

(yy)	"Warrant Indenture" means the warrant indenture governing the Unit Warrants.

For greater certainty, the parties hereby acknowledge and agree that, if the Subscriber is acting as agent or trustee on behalf of a Disclosed Principal, the words "Subscriber", "you", "it" and "its", whenever used in relation to representations, warranties, acknowledgements, covenants or indemnities mean the Subscriber and, unless the context otherwise requires, the Disclosed Principal.

2.            The Offering

The Purchased Securities form part of the larger Offering of 36,600,000 Units at the Issue Price, which are being offered and sold on a non-brokered private placement basis to Persons resident in each of the provinces of Canada, in the United States and in certain other jurisdictions outside Canada and the United States, in each case pursuant to available exemptions from any prospectus, registration or similar requirement of applicable Securities Laws.

3.            Subscription

The Subscriber hereby confirms its irrevocable subscription for the Purchased Securities from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Aggregate Subscription Price which is payable as described herein. The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Disclosed Principal) that upon acceptance by the Corporation of this Subscription Agreement, this Subscription Agreement will constitute a binding obligation of the Subscriber (including, if applicable, each Disclosed Principal) subject to the terms and conditions contained herein.

4.            Delivery, Payment and Conditions of Purchase

In connection with the purchase of the Purchased Securities by the Subscriber, the following documents are attached hereto, which you are requested and you agree to complete and sign as indicated and return, together with an executed copy of this Subscription Agreement, as soon as possible and, in any event, no later than 4:30 p.m. (Toronto time) on August 8, 2025:

(a)	an executed copy of the Subscription Agreement, including the execution pages of the Subscription Agreement (pages (ii) to (v)), the Registration and Delivery Instructions and, if applicable, Schedule "E" (Form 4C – Corporate Placee Registration Form) to the Subscription Agreement;

(b)	if you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, a resident of, or otherwise subject to the Securities Laws of, a province of Canada, a completed and signed Schedule "B" (Subscriber Certificate) attached to the Subscription Agreement, and if applicable, the appendix thereto;

(c)	if you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, in the United States or a U.S. Person and in the State of California, you are a Qualified Institutional Buyer, and you must complete and sign Schedule "C" – Annex 1 (Qualified Institutional Buyer Certificate);

(d)	if you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, in the United States or a U.S. Person and in the State of New York, you are either a Qualified Institutional Buyer or an Institutional Accredited Investor, and you must complete and sign Schedule "C" – Annex 1 (Qualified Institutional Buyer Certificate) or Schedule "C" – Annex 2 (U.S. Accredited Investor Certificate) as an Institutional Accredited Investor, as applicable;

(e)	if you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, in the United States or a U.S. Person, and in any State other than California or New York, complete and sign Schedule "C" – Annex 1 (Qualified Institutional Buyer Certificate) or Schedule "C" – Annex 2 (U.S. Accredited Investor Certificate) to this Subscription Agreement and Schedule "H" (Selling Shareholder Questionnaire). In addition, you may be required to provide a supplemental Certificate depending on the State in which you are located confirming certain additional representations, warranties and covenants in order to participate;

(f)	if you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, a resident of, or otherwise subject to the Securities Laws of, a jurisdiction other than a jurisdiction in Canada or the United States, complete and sign Schedule "D" (Foreign Subscriber Purchaser's Certificate) attached to this Subscription Agreement; and

(g)	any other documents required by applicable Securities Laws or rules of the Exchanges, which the Corporation may request.

You are further requested and you agree, to remit payment of the Aggregate Subscription Price payable by the Subscriber for the Purchased Securities in immediately available United States funds to the Corporation in accordance with the wire instructions provided on face page of this Subscription Agreement, no later than 4:30 p.m. (Toronto time) on August 8, 2025.

If this Subscription Agreement is rejected in whole or in part, the Subscriber acknowledges that the unused portion of the Aggregate Subscription Price for the Purchased Securities will be promptly returned to such Subscriber without interest, deduction or penalty.

The obligation of the Corporation to sell the Purchased Securities to the Subscriber is subject to, among other things, the conditions that:

(a)	you execute and return all documents required by the Securities Laws of the applicable Offering Jurisdictions for delivery on your behalf, including the forms and accompanying appendices set out in Schedule "B", Schedule "C", Schedule "D", Schedule "E" and Schedule "H" attached hereto, as applicable, to the Corporation as the sale of the Purchased Securities by the Corporation to the Subscriber will not be qualified by a prospectus or registration statement;

(b)	payment for the Aggregate Subscription Price of the Purchased Securities is received by the Corporation in accordance with the provisions set out in this Section 4;

(c)	the representations and warranties made herein by you and, if applicable, any beneficial purchaser for whom you are contracting hereunder (including representations and warranties made in any Schedule attached hereto, including any appendix attached thereto, as applicable), are true and correct when made and are true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;

(d)	all covenants, agreements and conditions contained in this Subscription Agreement to be performed by you and, if applicable, any beneficial purchaser for whom you are contracting hereunder, on or prior to the Closing Date shall have been performed or complied with in all material respects; and

(e)	all necessary regulatory approvals and consents, including acceptance by the Exchanges, in order to sell the Purchased Securities, are obtained prior to the Closing Date.

The obligation of the Subscriber to purchase the Purchased Securities is subject to, among other things, the conditions that:

(a)	the representations and warranties contained in this Subscription Agreement made by the Corporation are true and correct when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date; and

(b)	all covenants, agreements and conditions contained in this Subscription Agreement to be performed by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

By returning this Subscription Agreement you consent, and, if applicable, any beneficial purchaser for whom you are contracting hereunder consents, to the filing by the Corporation of all documents and personal information concerning the Subscriber provided in this Subscription Agreement required by the Securities Laws of the Offering Jurisdictions and the rules and policies of any stock exchange, as further detailed in Schedule "F" hereto.

If you are not subscribing for the Purchased Securities as principal for your own account and you are not a trust company, trust corporation or portfolio manager deemed to be purchasing as principal under NI 45-106, each beneficial purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal and, unless you are an authorized agent with the power to sign on behalf of the beneficial purchaser and such beneficial purchaser is disclosed on the execution page hereof, you must execute all documents required by the Securities Laws of the applicable Offering Jurisdictions and the rules and policies of any stock exchange with respect to the Purchased Securities being acquired by each such beneficial purchaser as principal. If you are signing this Subscription Agreement as agent or pursuant to a power of attorney for the Subscriber, you represent and warrant that you have authority to bind the Subscriber.

You agree, and you agree to cause any beneficial purchaser for whom you are contracting hereunder, to comply with all Securities Laws of the applicable Offering Jurisdictions and with the policies of any stock exchange concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Securities.

You acknowledge, and, if applicable, any beneficial purchaser for whom you are contracting hereunder acknowledges, that the Corporation has the right to close the subscription books at any time without notice and to accept or reject any subscription in its sole discretion.

5.            The Closing

Delivery and payment for the Purchased Securities will be completed on the Closing Date via electronic exchange and/or at the offices of Bennett Jones LLP, 3400 One First Canadian Place, 100 King Street West, Toronto, Ontario, M5X 1A4 beginning at 8:00 a.m. (Toronto time), or at such other time and location as the Corporation may determine, acting reasonably.

At the Closing, the Aggregate Subscription Price will be deemed to be released to the Corporation. The Corporation (or its agent) will deliver, or caused to be delivered, to each Subscriber participating in the Offering whose subscription was accepted by the Corporation, DRS advice(s) representing the Purchased Securities of each respective Subscriber.

The Subscriber acknowledges that the Purchased Securities will be available for delivery to the Subscriber as soon as reasonably practicable following Closing, provided that the Subscriber has fulfilled the conditions as outlined in Section 3 above.

The Subscriber further acknowledges that the Units will be settled via DRS Advice(s) representing the Unit Shares and Unit Warrant Shares. In such case, the Subscriber will not be entitled to settle by electronic deposit with CDS through the book-based system administered by CDS.

6.            Acknowledgments of the Subscriber

You acknowledge and agree that:

(a)	you, and, if applicable, others for whom you are contracting hereunder, are responsible for compliance with and have been independently advised as to or are aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to the Purchased Securities and Underlying Securities imposed by the Securities Laws of the jurisdiction in which you reside or to which you are subject and by the rules and policies of any stock exchange, that a suitable legend or legends will be placed on the certificates representing the Purchased Securities and, if applicable, the Underlying Securities to reflect the applicable restricted period and statutory hold period to which the Purchased Securities and, if applicable, the Underlying Securities are subject, and the Subscriber is hereby advised that during such period the Purchased Securities and, as applicable, Underlying Securities cannot be traded through the facilities of the Exchanges since they are not freely transferable, and consequently, any certificate representing the Purchased Securities and any such Underlying Securities is not "good delivery" in settlement of transactions on the Exchanges;

(b)	you have received a copy of the term sheet attached hereto as Schedule "A" setting out the principal terms of the Offering;

(c)	you, or, if applicable, others for whom you are contracting hereunder, acknowledge that you have had such opportunity as you have deemed adequate to conduct all due diligence investigations regarding the business, financial position, condition and prospects of the Corporation as is necessary to permit you to evaluate the merits and risks of your investment in the Purchased Securities and Underlying Securities;

(d)	the Corporation is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber's eligibility to subscribe for the Purchased Securities under applicable Securities Laws. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing Date;

(e)	no prospectus in respect of the Units has been filed with any securities commission or similar regulatory body;

(f)	you are not purchasing the Purchased Securities with knowledge of any material information concerning the Corporation that has not been generally disclosed;

(g)	there are risks associated with the purchase of the Purchased Securities and the holding of the Underlying Securities and you may lose the value of your entire investment;

(h)	unless the Subscriber is, or is subscribing for the account or benefit of, a Person in the United States or a U.S. Person and the Subscriber has completed and delivered Schedule "C" – Annex 1 (Qualified Institutional Buyer Certificate) hereto or Schedule "C" – Annex 2 (U.S. Accredited Investor Certificate) (in which case the Subscriber makes the representations, warranties and covenants therein), the Subscriber acknowledges and agrees that:

(i)	the Purchased Securities have not been offered to the Subscriber while the Subscriber was in the United States, and the individual making the order to purchase the Purchased Securities and executing and delivering this Subscription Agreement for the account or benefit of the Subscriber was not in the United States when the order was placed or when this Subscription Agreement was executed and delivered;

(ii)	the Subscriber is not in the United States or a U.S. Person and is not purchasing the Purchased Securities for the account or benefit of a person in the United States or a U.S. Person;

(iii)	the Subscriber is not purchasing the Purchased Securities as the result of any "directed selling efforts" (as defined in Rule 902(c) of Regulation S and, including any press releases disseminated or otherwise made available in the United States relating to the proposed Offering) made in the United States by the Corporation, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing;

(iv)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act or any applicable state securities laws;

(v)	the Subscriber has no intention to distribute either directly or indirectly any of the Purchased Securities or Underlying Securities to, or for the account or benefit of persons in the United States or U.S. Persons, except in compliance with the U.S. Securities Act and any applicable state securities laws;

(vi)	the Purchased Securities have not been registered under the U.S. Securities Act or any U.S. state securities laws, and may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of unless the transaction is exempt from, or not subject to, the registration requirement of the U.S. Securities Act and applicable U.S. state securities laws;

(vii)	until 40 calendar days after the later of (A) the day on which the Purchased Securities are first offered to persons other than Distributors in reliance on Regulation S under the U.S. Securities Act and (B) the Closing Date (such 40 calendar day period, the "Distribution Compliance Period"), an offer or sale of the Purchased Securities (or Underlying Securities) within the United States or to a U.S. Person may violate the registration requirements of the U.S. Securities Act;

(viii)	the Subscriber is neither an underwriter of, or dealer in, the securities of the Corporation, nor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Purchased Securities (or Underlying Securities);

(ix)	the Subscriber: (A) is not in the United States or a U.S. Person and is acquiring the Purchased Securities in an "offshore transaction" (as such term is used in Regulation S) pursuant to Regulation S, for its own account and not with a view to any resale or distribution of such Purchased Securities (or Underlying Securities) in violation of U.S. federal or state securities laws; (B) agrees on its own behalf and on behalf of any investor account for which it has purchased the Purchased Securities that it will not during the Distribution Compliance Period, offer, sell or otherwise transfer the Purchased Securities (or Underlying Securities) except (x) to the Corporation, (y) to non-U.S. Persons outside the United States in accordance with Regulation S under the U.S. Securities Act, or (z) pursuant to any other available exemption or exclusion from the registration requirement of the U.S. Securities Act; and (C) agrees that during such period that it will give to each person to whom the Purchased Securities (or Underlying Securities) are transferred a notice substantially to the effect of this provision;

(i)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(j)	while the Corporation intends to close the Offering and the Brokered Offering on the same date, there is no cross-conditionality between the closing of the Offering and the closing of the Offering; and

(k)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Purchased Securities or the Underlying Securities.

You and any others for whom you are contracting hereunder further acknowledge and agree that neither the Corporation nor the Corporation's counsel, and their respective directors, officers, employees, agents and representatives, assumes any responsibility or liability of any nature whatsoever for the accuracy or adequacy of any available information regarding the Corporation or as to whether all information concerning the Corporation required to be disclosed or filed by it has been disclosed or filed by the Corporation. The Corporation's counsel is entitled to benefit from this paragraph.

7.            Representations and Warranties of the Subscriber

By your acceptance of this Subscription Agreement and by executing this Subscription Agreement, the Subscriber (on your own behalf and on behalf of each Disclosed Principal, as applicable) represents, warrants, covenants and acknowledges to and with the Corporation (and acknowledges and agrees that the Corporation's legal counsel is relying thereon) that:

A.	Authorization and Effectiveness:

(a)	if the Subscriber is an individual, the Subscriber is of the full age of majority in the jurisdiction in which this Subscription Agreement is executed and is legally competent to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Subscriber hereunder;

(b)	if the Subscriber is not an individual, the Subscriber has the requisite power, authority, legal capacity and competence to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Subscriber hereunder, all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained and the individual signing this Subscription Agreement has been duly authorized;

(c)	if the Subscriber is a body corporate, the Subscriber is incorporated and validly subsisting under the laws of its jurisdiction of incorporation;

(d)	if the Subscriber is acting as principal, this Subscription Agreement has been duly and validly authorized, executed and delivered by the Subscriber and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable against the Subscriber in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors' rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction);

(e)	if the Subscriber is acting as agent or trustee (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documents in connection with such subscription on behalf of such principal, each of whom is subscribing as principal for its own account and not for the benefit of any other Person, and this Subscription Agreement has been duly and validly authorized, executed and delivered by or on behalf of, and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors' rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction) against, such principal;

(f)	the execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Purchased Securities and the completion of the transactions contemplated hereby will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber or a Disclosed Principal (if not an individual), Securities Laws or any other applicable law, any agreement to which the Subscriber or a Disclosed Principal is a party or any applicable regulation, judgment, decree, order or ruling; and

(g)	the Subscriber is not a Person created or used solely to purchase or hold securities in order to comply with or rely upon an exemption from the prospectus requirements of applicable Securities Laws and except as disclosed in writing to the Corporation, the Subscriber does not act jointly or in concert with any other Person or company for the purposes of acquiring securities of the Corporation;

B.	Disclosure if Purchasing as Agent or Trustee:

if the Subscriber is not subscribing as principal, the Subscriber acknowledges that the Corporation may be required by law to disclose to applicable securities regulatory authorities or stock exchanges information concerning the identities of each beneficial purchaser for whom the Subscriber is acting hereunder;

C.	Residence:

the Subscriber and, if applicable, each Disclosed Principal, is resident, or if not an individual, has a head office, in the jurisdiction indicated on the execution page of this Subscription Agreement as the "Subscriber's Residential Address" and the "Disclosed Principal's Residential Address", respectively, and such address was not created and is not used solely for the purpose of acquiring the Purchased Securities. The purchase by and sale to the Subscriber of the Purchased Securities, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase or sale (whether with or with respect to the Subscriber or any Disclosed Principal) has occurred only in such jurisdiction;

D.	Canadian Subscribers

if you are, or any beneficial purchaser for whom you are contracting hereunder is, resident in, or otherwise subject to the Securities Laws of, a province of Canada, then Section 7.D(a) or Section 7.D(b), below, applies to you:

(a)	Accredited Investor:

(i)	you are either purchasing the Purchased Securities:

(A)	as principal and not for the benefit of any other Person, or you are deemed under NI 45-106 to be purchasing the Purchased Securities as principal, and, in either case, you are an "accredited investor" within the meaning of NI 45-106; or

(B)	as agent for a beneficial purchaser disclosed on the execution page of this Subscription Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person, or is deemed under NI 45-106 to be purchasing the Purchased Securities as principal, and, in either case, such disclosed beneficial purchaser is an "accredited investor" within the meaning of NI 45-106;

(ii)	if you are, or the beneficial purchaser for whom you are contracting hereunder is, as the case may be, a Person, other than an individual or investment fund, that has net assets of at least C$5 million, you were not, or the beneficial purchaser for whom you are contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities as an accredited investor; and

(iii)	you have concurrently completed, executed and delivered a certificate in the form attached as Schedule "B" hereto, and, if applicable, Appendix A to Schedule "B" and confirm the truth and accuracy of all representations, warranties and covenants made in such certificate as of the date of this Subscription Agreement and as of the Closing Date;

(b)	Minimum Amount Investment:

(i)	you are not, or the beneficial purchaser for whom you are contracting hereunder is not, as the case may be, an individual;

(ii)	you are either purchasing the Purchased Securities:

(A)	as principal and not for the benefit of any other Person, and your aggregate acquisition cost, payable by you in cash, for the Purchased Securities is not less than C$150,000; or

(B)	as agent for a beneficial purchaser disclosed on the execution page of this Subscription Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person, and the aggregate acquisition cost to such disclosed beneficial purchaser, payable by such disclosed beneficial purchaser in cash, for the Purchased Securities is not less than C$150,000;

(iii)	you were not, or the beneficial purchaser for whom you are contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities in reliance on this exemption from the prospectus requirement; and

(iv)	you have concurrently completed, executed and delivered a certificate in the form attached as Schedule "B" hereto and confirm the truth and accuracy of all representations, warranties and covenants made in such certificate as of the date of this Subscription Agreement and as of the Closing Date;

E.	U.S. Subscribers:

(a)	if the Subscriber is a U.S. Subscriber, the Subscriber is aware that the Purchased Securities (and the Underlying Securities) have not been registered under the U.S. Securities Act or the Securities Laws of any state of the United States and the Purchased Securities and the Underlying Securities may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act and all applicable U.S. state securities laws or compliance with requirements of an exemption from such registration;

(b)	the Subscriber is aware that, subject to the terms and conditions of this Subscription Agreement, the Corporation may offer and sell the Purchased Securities to, or for the account or benefit of, persons in the United States or U.S. Persons in compliance with the exemption from the registration requirements of the U.S. Securities Act provided by Section 4(a)(2) of the U.S. Securities Act, and similar available exemptions under applicable U.S. state securities laws, in accordance with Schedule "C" (Qualified Institutional Buyer Certificate) or Schedule "C" – Annex 2 (U.S. Accredited Investor Certificate) hereof;

(c)	the Subscriber is either a Qualified Institutional Buyer and has completed, executed and delivered Schedule "C" (Qualified Institutional Buyer Certificate) or a U.S. Accredited Investor (if the Subscriber or the beneficial purchaser is in New York, an Institutional Accredited Investor) and has completed, executed and delivered Schedule "C" – Annex 2 (U.S. Accredited Investor Certificate); and

(d)	the Subscriber has completed, executed and delivered Schedule "H" (Selling Shareholder Questionnaire), and the information contained therein will be accurate and complete as at the date of execution of the Subscription Agreement and as at the Closing Date;

F.	International Subscribers:

if the Subscriber (or any Disclosed Principal) is resident in or otherwise subject to the Securities Laws of any jurisdiction outside of Canada and the United States (the "International Jurisdiction"), then:

(a)	the Subscriber is not subject to Canadian Securities Laws;

(b)	the Subscriber is knowledgeable of, or has been independently advised as to, any applicable Securities Laws of the International Jurisdiction which would apply to this subscription;

(c)	the Corporation is offering and selling the Purchased Securities and the Subscriber is purchasing the Purchased Securities pursuant to exemptions from the prospectus and registration requirements under the applicable Securities Laws of the International Jurisdiction or, if such is not applicable, the Corporation is permitted to offer and sell the Purchased Securities and the Subscriber is permitted to purchase the Purchased Securities under the applicable Securities Laws of such International Jurisdiction without the need to rely on exemptions;

(d)	the applicable Securities Laws of the International Jurisdiction do not require the Corporation to prepare and/or file any documents or be subject to ongoing reporting requirements or seek any approvals of any kind whatsoever in respect of the offer and sale of the Purchased Securities to the Subscriber from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(e)	the Subscriber has completed, executed and delivered Schedule "D" (Foreign Subscriber Purchaser's Certificate), and the information contained therein will be accurate and complete as at the date of execution of the Subscription Agreement and as at the Closing Date;

G.	No Prospectus or Other Information:

(a)	the Subscriber understands that the sale of the Purchased Securities is conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or registration statement or to deliver an offering memorandum, and no prospectus or registration statement has been filed by the Corporation with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of the Purchased Securities or the Underlying Securities. As a result of acquiring the Purchased Securities and the Underlying Securities, pursuant to such exemptions:

(i)	the Subscriber may be restricted from using some of the protections, rights and remedies otherwise available under Securities Laws, including statutory rights of rescission and certain statutory remedies in the event of a misrepresentation;

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with the Purchased Securities;

(iii)	the Subscriber may not receive information that would otherwise be required to be provided to it under Securities Laws; and

(iv)	the Corporation is relieved from certain obligations that would otherwise apply under Securities Laws;

(b)	the Subscriber, and if applicable, each Disclosed Principal, has not received or been provided with a prospectus, registration statement or offering memorandum, within the meaning of Securities Laws, any sales or advertising literature in connection with the Offering or any document purporting to describe the business and affairs of the Corporation which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Units. The Subscriber's decision to subscribe for the Purchased Securities was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to fact or otherwise made by or on behalf of the Corporation or its respective directors, officers, employees, agents and representatives. The Subscriber's decision to subscribe for the Purchased Securities was based solely upon this Subscription Agreement, including the term sheet attached hereto as Schedule "A" and the Information Record (with any such Information Record having been obtained by the Subscriber without independent investigation);

H.	Investment Suitability:

(a)	the Subscriber confirms that the Subscriber and, if applicable, each Disclosed Principal:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Purchased Securities and the Underlying Securities and has conducted such due diligence as it considers appropriate for an investment of this nature;

(ii)	is capable of assessing the proposed investment in the Purchased Securities and the Underlying Securities as a result of the Subscriber's own experience or as a result of advice received from a Person registered under applicable Securities Laws;

(iii)	is aware of the characteristics of the Purchased Securities and the Underlying Securities and the risks relating to an investment therein; and

(iv)	is able to bear the economic risk of loss of its investment in the Purchased Securities and the Underlying Securities;

(b)	the Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of investing in the Purchased Securities and the Underlying Securities nor is there any government or other insurance covering the Purchased Securities and the Underlying Securities;

I.	No Representations:

the Subscriber confirms that none of the Corporation nor any of its respective directors, employees, officers, representatives, agents or affiliates have made any representations (written or oral) to the Subscriber:

(a)	regarding the future value of the Purchased Securities or the Underlying Securities;

(b)	that any Person will resell or repurchase the Purchased Securities or the Underlying Securities;

(c)	that any Person will refund the purchase price of the Purchased Securities or the Underlying Securities other than as provided in this Subscription Agreement; or

(d)	that securities of the Corporation will be listed and posted for trading on a stock exchange other than as set out in the term sheet attached hereto as Schedule "A";

J.	Limitations on Resale:

the Subscriber and, if applicable, each Disclosed Principal, have been advised to consult their own legal advisors with respect to trading in the Purchased Securities and the Underlying Securities and with respect to the resale restrictions imposed by the Securities Laws of the jurisdiction in which the Subscriber and, if applicable, each Disclosed Principal, resides and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber and, if applicable, each Disclosed Principal, to resell the Purchased Securities or the Underlying Securities, that the Subscriber and, if applicable, each Disclosed Principal, is solely responsible to find out what these restrictions are and, that the Subscriber and if applicable, each Disclosed Principal, is solely responsible (and the Corporation is in no way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it and, if applicable, each Disclosed Principal, may not be able to resell the Purchased Securities or the Underlying Securities except in accordance with limited exemptions under the applicable Securities Laws;

K.	Not Proceeds of Crime:

the funds representing the Aggregate Subscription Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as may be amended from time to time (the "PCMLTFA") and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge: (i) none of the funds representing the Aggregate Subscription Price to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction; or (B) are being tendered on behalf of a Person or entity who has not been identified to the Subscriber; and (ii) it shall promptly notify the Corporation if the Subscriber (including any Disclosed Principal) discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith;

L.	Personal Information:

the Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the collection of personal information contained herein, including in the form attached hereto as Schedule "B", and to the use of such information for the purposes set out under the heading "Collection of Personal Information" in Schedule "F" of this Subscription Agreement;

M.	No Financial Assistance:

the Subscriber has not received and does not expect to receive any financial assistance from the Corporation directly or indirectly, in respect of the Subscriber's purchase of the Purchased Securities;

N.	Future Financings:

the Subscriber acknowledges that the Corporation may complete additional or concurrent financings in the future to develop the proposed business of the Corporation and to fund its ongoing development, including, without limitation, the Brokered Offering. There is no assurance that such financings will be available and if available, will be on reasonable terms. Any such future financings may have a dilutive effect on current shareholders, including the Subscriber. The Subscriber further acknowledges that if future financings are not available, the lack of capital may result in the Corporation not being able to fund the development of the business of the Corporation;

O.	Terms of the Offering

the Subscriber acknowledges that this Subscription Agreement relates solely to the purchase by the Subscriber of the number of Purchased Securities set forth on the execution page of this Subscription Agreement, and that the Corporation will issue additional Purchased Securities under the Offering;

P.	No Advertising:

the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation or on radio, television or other form of telecommunication or any other form of advertisement (including electronic display or the Internet including but not limited to the Corporation's website) or sales literature with respect to the distribution of the Purchased Securities or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

Q.	No Other Fees:

the Subscriber confirms that there is no Person acting or purporting to act on behalf of the Subscriber (including any Disclosed Principal), if applicable, in connection with the transactions contemplated herein who is entitled to any brokerage or finder's fee. If any other Person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchased Securities or the Underlying Securities on account of the Subscriber's subscription, the Subscriber covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

R.	Other Documents:

if required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Subscriber and, if applicable, each Disclosed Principal will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the subscription for and issuance of the Purchased Securities or the Underlying Securities;

S.	Subscriber's Responsibility for Legal and Financial Advice:

the Subscriber:

(a)	confirms that it and, if applicable, each Disclosed Principal, is solely responsible for obtaining its own legal, tax, investment and other professional advice with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder including the suitability of the Purchased Securities and the Underlying Securities as an investment for the Subscriber and, if applicable, each Disclosed Principal, the tax consequences of purchasing and dealing with the Purchased Securities and the Underlying Securities, and the resale restrictions and "hold periods" to which the Purchased Securities and the Underlying Securities are or may be subject under Securities Laws. The Subscriber has not relied upon any statements made by or purporting to have been made on behalf of the Corporation or its legal counsel with respect to such matters; and

(b)	acknowledges that Bennett Jones LLP, the Corporation's counsel, is acting solely as counsel to the Corporation and not as counsel to the Subscriber or, if applicable, to any Disclosed Principal;

T.	Registration:

neither the Subscriber nor any Disclosed Principal is engaged in the business of trading in securities or exchange contracts as a principal or agent and does not hold himself, herself or itself out as engaging in the business of trading in securities or exchange contracts as a principal or agent, or is otherwise exempt from any requirements to be registered as a dealer under National Instrument 31-103 – Registration Requirements and Exemptions (or, in Québec, Regulation 31-103 respecting Registration Requirements and Exemptions);

U.	Not a Control Person:

neither the Subscriber nor, if applicable, any Disclosed Principal will become a Control Person or "affiliate" (as defined in Rule 405 under the U.S. Securities Act) of the Corporation by virtue of its subscription for Purchased Securities (including as a result of the conversion of the Purchased Securities into Unit Shares and Unit Warrants, or the exercise of Unit Warrants for Unit Warrant Shares) hereunder and neither the Subscriber nor, if applicable, any Disclosed Principal intends to act in concert with any other Person or Persons to form a control group of the Corporation;

8.	Legends:

(a)	You acknowledge that the Purchased Securities and, if applicable, the Underlying Securities may have attached to them, whether through the electronic deposit system of CDS, an ownership statement issued under a direct registration system or other electronic book-entry system, or on certificates that may be issued, as applicable, any legends as may be prescribed by CDS in addition to, prior to the expiration of the applicable hold period, a legend setting out resale restrictions under applicable Securities Laws in substantially the following form and with the necessary information inserted:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE WHICH IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE WILL BE INSERTED]."

and if applicable under the policies of the TSXV, the additional legend as follows:

"WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [The DATE THAT IS FOUR MONTHS AND ONE DAY AFTER the CLOSING DATE]"

provided that subsequent to the date which is four months and one day after the Closing Date, the certificate or DRS advice representing the Purchased Securities and Underlying Securities may be exchanged for a certificate or DRS advice bearing no such legends.

9.	Representations and Warranties of the Corporation

The Corporation hereby represents and warrants to the Subscriber (including, for greater certainty, each Disclosed Principal), and acknowledges each of them is relying on such representations and warranties in purchasing the Purchased Securities, that:

(a)	Good Standing of the Corporation. The Corporation exists under the Canada Business Corporations Act, has filed the required annual returns, has paid all prescribed fees required and has all requisite corporate power and authority to issue and sell the Purchased Securities and to enter into and carry out its obligations under this Subscription Agreement.

(b)	Listed Securities. The currently issued and outstanding Common Shares are listed and posted for trading on the Exchanges.

(c)	Authorization. At the Closing Date, (i) the Corporation will have taken all necessary corporate action to duly authorize the issuance of the Unit Shares and Unit Warrants comprising the Units to the Subscribers, pursuant to this Subscription Agreement and when issued and delivered by the Corporation pursuant to this Subscription Agreement against payment of the consideration for the Units set forth therein, such Unit Shares and Unit Warrants will be validly issued; (ii) the Unit Shares will have been issued as fully paid and non-assessable securities of the Corporation, and (iii) the Unit Warrant Shares will have been validly allotted and reserved for issuance to the holders thereof and, upon the due and proper exercise of the Unit Warrants in accordance with their terms (including payment of the exercise price therefor), the Unit Warrant Shares will be issued as fully paid and non-assessable securities of the Corporation.

(d)	Authorization of Documents. At the Closing Date, this Subscription Agreement will have been duly authorized, executed and delivered by the Corporation and in each case, will be a legal, valid and binding obligation of, and will be enforceable against, the Corporation in accordance with its terms (subject to bankruptcy, insolvency or other laws affecting the rights of creditors generally, the availability of equitable remedies and the qualification that rights to indemnity and waiver of contribution may be contrary to public policy).

(e)	Material Compliance with Laws. The Corporation is, and will at the Closing Date be, in compliance in all material respects with the rules and regulations of the Exchanges and the applicable laws, rules and regulations under which its business is carried on.

(f)	Reporting Issuer Status. As at the date hereof, the Corporation is a "reporting issuer" all provinces of Canada within the meaning of the Securities Laws in such provinces and is not currently in default of any requirement of the Securities Laws of such jurisdictions and the Corporation is not included on a list of defaulting reporting issuers maintained by any of the securities commissions or similar regulatory authority of such jurisdictions.

10.            Covenants of the Corporation

The Corporation hereby covenants and agrees with the Subscriber as follows:

(a)	Reporting Issuer: The Corporation shall use its commercially reasonable best efforts to maintain its status as a "reporting issuer" (or equivalent thereof), not in default of any requirement of the Securities Laws in each of the province of Canada in which the Corporation is a "reporting issuer" as of the date hereof, until a date that is two years following the Closing Date, provided that this covenant shall not prevent the Corporation from completing any transaction which would result in the Corporation ceasing to be a "reporting issuer" so long as the holders of Common Shares receive securities of an entity which is listed on a stock exchange in Canada or the United States, or cash, or the holders of the Common Shares have approved the transaction in accordance with the requirements of applicable corporate laws and the policies of the Exchanges.

(b)	Listing on Stock Exchanges: The Corporation shall use its commercially reasonable best efforts to maintain the listing on the Exchanges (or such other recognized stock exchange in Canada) of the class of shares of which the Purchased Securities form a part for a period of at least two (2) years after the Closing Date, provided that this covenant shall not prevent the Corporation from (i) completing any transaction which would result in the Common Shares ceasing to be listed so long as the holders of Common Shares receive securities of an entity which is listed on a stock exchange in Canada or the United States, or cash, or the holders of the Common Shares have approved the transaction in accordance with the requirements of applicable corporate laws and the policies of the Exchanges, or (ii) graduating from the TSXV to the Toronto Stock Exchange. The Corporation will use commercially reasonable efforts to cause the Unit Shares to be conditionally approved for listing and trading on the TSXV on or prior to the Closing Date and to authorize the Unit Shares for listing on the NYSE.

(c)	Securities Filings: Forthwith after the Closing the Corporation shall file, or cause to be filed, such forms and documents as may be required under the Securities Laws of the Offering Jurisdictions relating to the offering of the Purchased Securities which, without limiting the generality of the foregoing, shall include a Form 45-106F1 and Form 45-106F6, as applicable, as prescribed by NI 45-106.

(d)	Further Information: The Corporation shall provide such information as the Subscriber may reasonably request to enable the Subscriber to comply with the terms and conditions of any exemptive order or ruling obtained by the Subscriber from any applicable regulatory authority.

(e)	Performance of Acts: The Corporation shall perform and carry out all of the acts and things to be completed by it as provided in this Subscription Agreement.

11.            U.S. Registration Rights

(a)	Registration Statement: The Corporation shall use its commercially reasonable efforts to prepare and file a registration statement (a "Registration Statement") within 30 days from the Closing Date on Form F-3 (or such other form as may be available to the Corporation), relating to and providing for the resale of the Registrable Securities on a continuous basis and shall use its commercially reasonable efforts to cause the SEC to declare such Registration Statement effective prior to the date that is four months and one day from the Closing Date; provided, however, that the Corporation's obligations to include the Registrable Securities held by a U.S. Subscriber in the Registration Statement are contingent upon such U.S. Subscriber fully completing, executing and delivering a Selling Shareholder Questionnaire in the form attached hereto as Schedule "H".

(b)	Amendments and Supplements: The Corporation shall promptly prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) such time as all of the Registrable Securities purchased by the U.S. Subscribers pursuant to the terms of this Subscription Agreement have been sold pursuant to the Registration Statement or (ii) such time as the Registrable Securities become eligible for resale by non-affiliates without any volume limitations or other restrictions pursuant to Rule 144(b)(1)(i) under the U.S. Securities Act or any other rule of similar effect and the Corporation has removed any legends restricting the resale of such Registrable Securities (the "Effectiveness Period").

(c)	Related Obligations: At such time as the Corporation is obligated to file the Registration Statement with the SEC pursuant to Section 11(a) hereof, the Corporation will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Corporation shall have the following obligations:

(i)	The Corporation shall keep the Registration Statement effective pursuant to applicable Securities Laws in the United States until the expiration of the Effectiveness Period. The Corporation shall ensure that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(ii)	The Corporation shall notify the U.S. Subscribers in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission. The Corporation shall also promptly notify the U.S. Subscribers in writing (A) of any request by the SEC for amendments or supplements to the Registration Statement, or related prospectus or related information, and (B) of the Corporation's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

(iii)	The Corporation shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the U.S. Subscribers of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(iv)	Neither the Corporation nor any affiliate thereof shall identify any U.S. Subscriber as an underwriter in any public disclosure or filing with the SEC or any applicable stock exchange without the prior written consent of such U.S. Subscriber, and any U.S. Subscriber being deemed an underwriter by the SEC shall not relieve the Corporation of any obligations it has under this Subscription Agreement.

(d)	Registration Expenses: The Corporation shall bear all expenses in connection with the procedures in this Section 11 and the registration of the Registrable Securities pursuant to the Registration Statement, other than brokerage fees and commissions and/or legal fees and expenses incurred by the U.S. Subscribers, if any, in connection with the offering of the Registrable Securities pursuant to the Registration Statement.

(e)	Allowed Delays: For not more than ten (10) consecutive days in any twelve (12) month period and on no more than two (2) occasions in any twelve (12) month period, the Corporation may suspend the use of any prospectus included in any Registration Statement contemplated by this Section in the event that the Corporation determines in good faith that such suspension is necessary to (A) delay the disclosure of MNPI concerning the Corporation, the disclosure of which at the time is not, in the good faith opinion of the Corporation, in the best interests of the Corporation or (B) amend or supplement the affected Registration Statement or the related prospectus so that (i) such Registration Statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, including in connection with the filing of any post-effective amendment to such Registration Statement in connection with the Corporation's filing of an Annual Report on Form 40-F (or Form 20-F) for any fiscal year (an "Allowed Delay"); provided, that the Corporation shall promptly (a) notify each U.S. Subscriber in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a U.S. Subscriber) disclose to such U.S. Subscriber any MNPI giving rise to an Allowed Delay, (b) advise the U.S. Subscribers in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

12.           General

(a)	Costs and Expenses: All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions contemplated herein shall be paid and borne by the party incurring such costs and expenses.

(b)	Indemnity: The Subscriber agrees to indemnify and hold harmless the Corporation and its respective directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense (including, but not limited to, any and all fees, costs and expenses reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein.

(c)	Headings: The division of this Subscription Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The terms "this Subscription Agreement", "hereof", "hereunder", "herein" and similar expressions refer to this Subscription Agreement and not to any particular section or other portion hereof and include any agreement supplemental thereto and any schedules, appendices or certificates attached hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to Sections and Subsections are to sections and subsections of this Subscription Agreement.

(d)	Number and Gender: Words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine gender and neuter and vice versa.

(e)	Severability: If one or more of the provisions contained in this Subscription Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Subscription Agreement is hereby declared to be separate and distinct.

(f)	Notices: Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally or by courier, or transmitted by facsimile or other form of electronic communication, during the transmission of which no indication of failure of receipt is communicated to the sender and for which evidence of delivery is obtained, as follows:

Notices to the Corporation shall be addressed to:

Osisko Development Corp.

1100 Avenue des Canadiens-de-Montréal, Suite 300

Montréal, Québec H3B 2S2

Canada

Attention:          Corporate Secretary

Email:                  [Redacted - Personal Information]

with a copy (which shall not constitute notice) to:

Bennett Jones LLP

One First Canadian Place, Suite 3400

Toronto, Ontario M5X 1A4

Canada

Attention:          Sander A.J.R. Grieve, K.C., Partner / Andrew Disipio, Partner

Email:                  [Redacted - Personal Information]

Notices to the Subscriber shall be addressed to the address of the Subscriber set out on the execution page hereof.

Either the Corporation or the Subscriber may change the address for service thereof aforesaid by notice in writing to the other party hereto specifying the new address for service hereunder.

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted electronically, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(g)	Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Subscription Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(h)	Successors and Assigns: Except as otherwise provided, this Subscription Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(i)	Entire Agreement: The terms of this Subscription Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Subscription Agreement, except as specifically set forth in this Subscription Agreement.

(j)	Time of Essence: Time is of the essence of this Subscription Agreement.

(k)	Amendments: The provisions of this Subscription Agreement may only be amended with the written consent of all of the parties hereto.

(l)	Survival: Notwithstanding any other provision of this Subscription Agreement, the representations, warranties, covenants and indemnities of or by the Corporation contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Subscription Agreement.

(m)	Language: The parties hereto acknowledge and confirm that they have requested that this Subscription Agreement as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu'elles ont convenu que la présente convention ainsi que tous les avis et documents qui s'y rattachent soient rédigés en langue anglaise.

(n)	Governing Law: This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

(o)	Counterparts: This Subscription Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile or PDF transmission thereof.

(p)	Facsimile or PDF Copies: The Corporation shall be entitled to rely on a facsimile or emailed PDF copy of an executed subscription agreement and acceptance, including facsimile or emailed PDF acceptance, by the Corporation of such facsimile or emailed PDF subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms thereof. If the Subscriber does not deliver a complete copy of this Subscription Agreement to the Corporation, the Corporation shall be entitled to assume that the Subscriber accepts and agrees with all of the terms and conditions of this Subscription Agreement on the pages not delivered at Closing unaltered.

If the foregoing is in accordance with your understanding, please sign and return this Subscription Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities.

[Remainder of page intentionally left blank. Signature page follows.]

The Corporation hereby accepts the subscription for Units as set forth above on the terms and conditions contained in this Subscription Agreement.

DATED as of this __________ day of __________________, 2025.

OSISKO DEVELOPMENT CORP.

By:
Name: Sean Roosen Title: Chief Executive Officer

Schedule "A"
Term Sheet
non-brokered offering

OSISKO DEVELOPMENT CORP.

The securities offered hereby have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or any state securities laws, and may not be offered or sold in the "United States" or to "U.S. Persons" (as such terms are defined in Regulation S under the U.S. Securities Act) except pursuant to exemptions from the registration requirements of the U.S. Securities Act and applicable securities laws of any state of the United States. This document does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in the United States or to U.S. Persons.

Issuer:	Osisko Development Corp. (the "Corporation").

Non-Brokered Offering:

Treasury offering of up to 36,600,000 units of the Corporation ("Units"), on a non-brokered private placement basis (the "Non-Brokered Offering"), exclusive of the Brokered Offering (as defined herein).

Each Unit will be comprised of one common share of the Corporation ("Common Share") and one-half of one common share purchase warrant of the Corporation (each whole common share purchase warrant, a "Warrant"). Each Warrant will entitle the holder thereof to acquire one Common Share (a "Warrant Share") at an exercise price of US$2.56 (the "Exercise Price") for a period of 24 months following the Closing Date (as defined herein), subject to adjustment in certain circumstances.

At any time following the 15-month anniversary of the Closing Date, if the closing price of the Common Shares on either Exchange (as defined herein) exceeds the Exercise Price for 20 or more consecutive trading days, the Company may, within 10 days following such occurrence, deliver a notice to the holders thereof accelerating the expiry date of the warrants to a date that is 30 days after the date of such notice.

Issue Price:	US$2.05 per Unit (the "Issue Price).
Issue Amount:	US$75,030,000
Concurrent Brokered Offering:

Concurrent with the Offering, the Corporation intends to complete a brokered private placement of 58,560,000 Units at the Issue Price for aggregate gross proceeds to the Corporation of US$120,048,000 (the "Brokered Offering"). In connection with the Brokered Offering, the Corporation has granted a syndicate of underwriters an option, exercisable in whole or in part at any time up to 48 hours prior to the Closing Date, to purchase up to an additional 2,440,000 Units at the Issue Price for additional gross proceeds to the Corporation of up to US$5,002,000.

Closing of the Offering and the Brokered Offering are intended to occur on the same date, however there is no cross-conditionality between the closing of the Brokered Offering and the closing of the Offering.

Use of Proceeds:

The Corporation intends to use the net proceeds of the Offering and Brokered Offering to fund the broadly distributed equity portion of the capital required to construct the Cariboo Gold Project and for general corporate purposes.

Lock-Up:	The Corporation's directors and officers and OR Royalties Inc. have agreed to a lock-up for a period of 120 days post-closing.

Form of Offering:

The Units may be offered in all of the provinces of Canada on a private placement basis pursuant to applicable prospectus exemptions, and in the United States and to U.S. Persons on a private placement basis pursuant to Section 4(a)(2) of the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), only to (i) "accredited investors" (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act), and (ii) "qualified institutional buyers" (as such term is defined in Rule 144A under the U.S. Securities Act) that are also "accredited investors". The Offering will also be made available to investors outside of Canada and the United States, as may be agreed by the Corporation, and on a basis which does not require the qualification or registration of any of the Corporation's securities under domestic securities laws.

Hold Period:

The Units issued pursuant to the Offering will be subject to a statutory hold period which extends four months and one day from the Closing Date (as defined herein) (the "Canadian Statutory Hold") under applicable Canadian securities laws. The Units, Common Shares, Warrants and Warrant Shares will be "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act.

Resale Registration Statement for U.S. Purchasers:

The Corporation will use commercially reasonable efforts to file and have declared effective a resale registration statement on Form F-3 (or other available form) registering for resale the Common Shares and Warrant Shares issued to purchasers in the Offering that are in the United States or U.S. Persons. The Warrants will continue to be subject to resale restrictions in the United States.

Listing:

The outstanding common shares of the Corporation are listed on the TSX Venture Exchange and the New York Stock Exchange (together, the "Exchanges") under the symbol "ODV". An application will be made to list the Common Shares and Warrant Shares on the Exchanges which listing shall be conditionally approved prior to the Closing Date. The Warrants will not be listed on any exchange.

Closing Date:	On or about August 15, 2025, or such date as may be determined by the Corporation (the "Closing Date").

Schedule "B"
Subscriber Certificate

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO:                  OSISKO DEVELOPMENT CORP. (the "Corporation")

Reference is made to the subscription agreement between the Corporation and the undersigned (referred to herein as the "Subscriber") dated as of the date hereof (the "Subscription Agreement"). Upon execution of this Subscriber Certificate by the Subscriber, this Subscriber Certificate (including all appendices thereto) shall be incorporated into and form a part of the Subscription Agreement.

Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement and in National Instrument 45-106 – Prospectus Exemptions ("NI 45-106") promulgated under applicable Securities Laws. Unless specified otherwise, all monetary references are in Canadian dollars.

In connection with the purchase by the Subscriber of units of the Corporation ("Units"), with each Unit representing one common share of the Corporation and one-half of one common share purchase warrant of the Corporation, the Subscriber represents, warrants and covenants (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting under the Subscription Agreement) and certifies to the Corporation (and acknowledges that the Corporation and its legal counsel are relying thereon) that:

General

A.            one of the following clauses (i), (ii) or (iii) applies:

(i)	the Subscriber is resident in or otherwise subject to the laws of the jurisdiction set out as the "Subscriber's Residential Address" on page (iii) of the Subscription Agreement and is purchasing as principal for its own account and not for the benefit of any other Person;

(ii)	the Subscriber is contracting hereunder on behalf of a Disclosed Principal and such Disclosed Principal is resident in or otherwise subject to the laws of the jurisdiction set out as the "Disclosed Principal's Residential Address" on page (iii) of the Subscription Agreement and is purchasing as principal for its own account and not for the benefit of any other Person; or

(iii)	the Subscriber is deemed to be purchasing as principal pursuant to NI 45-106 with respect to a purchase of the Units, by virtue of the fact that it is a trust company or trust corporation described in clause (p) of the definition of "accredited investor" in Section B below and is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, or by virtue of the fact that it is a Person or company described in clause (q) of the definition of "accredited investor" in clause B below; and

Prospectus Exemptions

B.            one of the following clauses (i) or (ii) applies (check applicable category):

i.	the Subscriber or the Disclosed Principal, as applicable, is, as of the date hereof, and will be, as of the Closing Date, an "accredited investor", as such term is defined in NI 45-106, by virtue of the fact that the Subscriber or the Disclosed Principal, as applicable, falls within one or more of the following categories checked below. A Subscriber checking boxes (j), (k) or (l) must also complete and sign Appendix "A" to this Schedule "B" (Form 45-106F9 – Form for Individual Accredited Investors).

(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank; or (ii) in Ontario, a financial institution that is (A) a bank listed in Schedule I, II or III of the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;	☐
(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);	☐
(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;	☐
(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer (or in Ontario, except as otherwise prescribed by the regulations under the Securities Act (Ontario));	☐
(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);	☐
(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);	☐
(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;	☐
(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;	☐
(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;	☐
(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;	☐
(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;	☐
(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5 million;	☐
(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐

(l)	an individual who, either alone or with a spouse, has net assets of at least $5 million;	☐
(m)	a person, other than an individual or an investment fund, that has net assets of at least $5 million as shown on its most recently prepared financial statements;	☐
(n)	an investment fund that distributes or has distributed its securities only to:	☐
(i) a person that is or was an accredited investor at the time of the distribution;
(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (Minimum amount investment), or 2.19 (Additional investment in investment funds) of NI 45-106; or
(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (Investment fund reinvestment) of NI 45-106;
(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;	☐
(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;	☐
(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;	☐
(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;	☐
(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;	☐
(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;	☐
(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;	☐
(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or	☐
(w)	a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.	☐
(x)

in Ontario, such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).

***If checking this category (x), please provide a description of how this requirement is met.

☐
	(ii) if not purchasing under clause (i) above, (A) the Subscriber is not an individual, (B) the Subscriber is purchasing the Purchased Securities as principal, (C) the Aggregate Subscription Price of the Purchased Securities is not less than $150,000 paid in cash at the time of the distribution, and (D) the Subscriber has not been created or used solely to purchase or hold securities in reliance on this exemption.	☐

The foregoing representations are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date. If any such representation shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Corporation.

Dated: ____________________, 2025
Name of Subscriber

Signature of Subscriber

If the Subscriber is a corporation, print name and title of Authorized Signing Officer

Appendix A
TO SCHEDULE "B"
Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units (with each Unit consisting of one common share and one-half of one common share purchase warrant)	Issuer: Osisko Development Corp.
Purchased from: Osisko Development Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of C$____________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
• Your net income before taxes was more than C$200,000 in each of the 2 most recent calendar years, and you expect it to be more than C$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse's was more than C$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than C$300,000 in the current calendar year.
• Either alone or with your spouse, you own more than C$1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than C$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Osisko Development Corp.
1100 Avenue des Canadiens-de-Montréal
Suite 300
Montréal, Québec H3B 2S2

Corporate Secretary

Telephone: (416) 464-4067

Email: corporatesecretary@osiskodev.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Schedule "C"
Annex 1
Qualified Institutional Buyer CERTIFICATE

NOTE: QUALIFIED INSTITUTIONAL BUYERS WHO ARE, OR ARE SUBSCRIBING FOR THE ACCOUNT OR BENEFIT OF, PERSONS IN THE UNITED STATES AND U.S. PERSONS MUST COMPLETE AND SIGN THIS PURCHASER CERTIFICATE.

ALL SUBSCRIBERS LOCATED IN CALIFORNIA MUST BE QUALIFIED INSTITUTIONAL BUYERS AND MUST SIGN THIS PURCHASER CERTIFICATE. IF YOU ARE IN CALIFORNIA AND YOU ARE NOT A QUALIFIED INSTITUTIONAL BUYER, YOU MAY NOT PARTICIPATE IN THIS OFFERING.

TO:	OSISKO DEVELOPMENT CORP.

RE:	PURCHASE OF UNITS OF OSISKO DEVELOPMENT CORP.

This Purchaser Certificate is being delivered by the undersigned subscriber (the "Subscriber") in connection with the purchase of units (the "Units") of Osisko Development Corp. (the "Corporation"), as set out on the execution page of the Subscription Agreement (the "Purchased Securities"), pursuant to the Subscription Agreement. Capitalized terms used herein and not defined herein will have the meanings ascribed thereto in the Subscription Agreement. The Subscriber represents, warrants and covenants (which representations, warranties and covenants will survive the Closing Date) on its own behalf and, if applicable, on behalf of any beneficial purchaser for whom the Subscriber is contracting hereunder to and with the Corporation and acknowledges that the Corporation and its legal counsel are relying thereon that:

(a)	the Subscriber is authorized to consummate the purchase of the Purchased Securities;

(b)	the Subscriber is aware that the Purchased Securities and the Underlying Securities have not been registered under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), or any U.S. state securities laws and that the offer and sale of the Purchased Securities to it are being made in reliance on Section 4(a)(2) of the U.S. Securities Act and similar exemptions under applicable U.S. state securities laws;

(c)	the Subscriber (and any beneficial purchaser) is a "qualified institutional buyer" as defined in Rule 144A under the U.S. Securities Act and also an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (and, if the Subscriber (or any beneficial purchaser) is in the State of California, it is also an institutional investor as described in Section 25102(i) of the California Corporations Code and the rules and regulations thereunder) (a "Qualified Institutional Buyer"), and is acquiring the Purchased Securities for its own account or for the account of a Qualified Institutional Buyer with respect to which it exercises sole investment discretion and not with a view to any resale, distribution or other disposition of the Purchased Securities or the Underlying Securities in violation of United States federal or state securities laws;

(d)	if the Subscriber is in the State of California, it is purchasing for its own account and not with a view to or for sale in connection with any distribution of the Purchased Securities or the Underlying Securities;

(e)	if the Subscriber (or any beneficial purchaser) is in the State of Colorado, and the Subscriber (or any beneficial purchaser) currently owns, or will own following the acquisition of the Purchased Securities and any Underlying Securities, 10% or more of the outstanding Common Shares of the Corporation, the Subscriber (and any beneficial purchaser) has not been convicted within the past ten years of any felony in connection with the purchase or sale of any security;

(f)	the Subscriber acknowledges that it has not purchased the Purchased Securities as a result of any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) or any "general solicitation" or "general advertising" (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio or television or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(g)	the Subscriber is not an "affiliate" (as defined in Rule 144 under the U.S. Securities Act) of the Corporation and is not acting on behalf of an affiliate of the Corporation;

(h)	the Subscriber understands and acknowledges that the Purchased Securities and the Underlying Securities are or will be when issued, as applicable, "restricted securities" as defined in Rule 144(a)(3) under the U.S. Securities Act ("Restricted Securities"). To induce the Corporation to issue the Purchased Securities and the Underlying Securities to the Subscriber without a U.S. Securities Act restrictive legend, the Subscriber represents, warrants and covenants to the Corporation as follows (collectively, the "Restricted Security Agreements"):

(i)	if in the future it decides to offer, sell, pledge, or otherwise transfer, directly or indirectly, any of the Purchased Securities or Underlying Securities, it will do so only: (A) to the Corporation or its subsidiaries (though the Corporation or its subsidiaries are under no obligation to purchase any such securities), (B) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act and, in each case, in compliance with applicable local laws and regulations, or (C) pursuant to an effective registration statement under the U.S. Securities Act;

(ii)	the Purchased Securities and Underlying Securities cannot be offered, sold, pledged or otherwise transferred, directly or indirectly, in the United States or to, or for the account or benefit of, a person in the United States;

(iii)	it will cause any participant of CDS Clearing and Depository Services Inc. or any other nominee ("CDS") holding the Purchased Securities or Underlying Securities on its behalf and the beneficial purchasers, if any, of the Purchased Securities or Underlying Securities to comply with the Restricted Security Agreements; and

(iv)	for so long as any of the Purchased Securities and Underlying Securities constitute Restricted Securities, it will not deposit such Restricted Securities into the facilities of the Depository Trust Company, or a successor depository within the United States, or arrange for the registration of any such securities with Cede & Co. or any successor thereto; and

(v)	at the time of exercise of any Unit Warrants for Unit Warrant Shares, it will be a Qualified Institutional Buyer;

(i)	the Subscriber has implemented, or shall immediately implement, appropriate internal controls and procedures to ensure that Purchased Securities and the Underlying Securities shall be properly identified in its records as "restricted securities" that are subject to the transfer restrictions set forth herein notwithstanding the absence of a U.S. restricted legend or restricted CUSIP number; the representative of the undersigned whose signature appears below confirms that he or she has informed the appropriate legal or compliance personnel within their organization regarding the matters set forth in this Schedule;

(j)	the Subscriber understands and acknowledges that the Purchased Securities and the Underlying Securities will not be represented by certificates that bear a U.S. restricted legend or identified by a U.S. restricted CUSIP number in reliance on the acknowledgments, representations and agreements contained herein, including the Restricted Security Agreements set forth above, but may bear a Canadian restricted legend or be identified by a Canadian restricted CUSIP number as required by applicable Canadian securities laws;

(k)	the Subscriber understands and acknowledges that the Unit Warrants may not be exercised by, or on behalf of, a U.S. Person or a person in the United States unless exemptions are available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable U.S. states, and the holder has furnished an opinion of counsel of recognized standing or other evidence in form and substance reasonably satisfactory to the Corporation to such effect; provided that a holder of Unit Warrants that acquired the Unit Warrants in the Offering will not be required to deliver an opinion of counsel in connection with its exercise of the Unit Warrants, for its own account or for the account of the original beneficial purchaser, if any, at a time when such holder and such original beneficial purchaser thereof, if any, are Qualified Institutional Buyers;

(l)	the Subscriber consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Purchased Securities and the Underlying Securities in order to implement the restrictions on transfer set forth and described herein;

(m)	if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the ownership of the Purchased Securities and the Underlying Securities;

(n)	the Subscriber has had access to such financial and other information concerning the Corporation and the Purchased Securities and the Underlying Securities as it has deemed necessary in connection with its decision to purchase any of the Purchased Securities and the Underlying Securities, including an opportunity to ask questions of, and request information from, the Corporation;

(o)	the Subscriber acknowledges that it has obtained independent legal, income tax and investment advice with respect to its purchase of the Purchased Securities and the Underlying Securities and accordingly, has had an opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber for purpose of giving the representations, warranties and covenants contained herein;

(p)	the Subscriber acknowledges that neither the Corporation, nor any person representing the Corporation has made any representation to it with respect to the Corporation or the offering or sale of the Purchased Securities or the Underlying Securities, other than the information contained or incorporated by reference in the Subscription Agreement, which has been delivered to it and upon which it is relying in making its investment decision with respect to the Purchased Securities;

(q)	the Subscriber understands that the Purchased Securities and Underlying Securities have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the information in the Subscription Agreement or the Schedules attached thereto. Any representation to the contrary is a criminal offense;

(r)	the Subscriber acknowledges that, (i) until such time as the Registration Statement is effective and available for the resale of the Unit Shares and the Unit Warrant Shares and that any applicable Canadian hold period has expired, there are restrictions on the transferability of the Registrable Securities, and that it will not be possible for the Subscriber to readily liquidate his, her or its investment in the Registrable Securities before such time and (ii) the Unit Warrants do not constitute Registrable Securities and will not be registered for resale on the Registration Statement;

(s)	the Subscriber understands and agrees that the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(t)	the Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding, exercise or disposition of the Purchased Securities and the Underlying Securities. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of its acquisition, holding, exercise or disposition of the Purchased Securities and the Underlying Securities, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences to it with respect to its investment, including whether the Corporation will at any given time be deemed a "passive foreign investment company" within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended;

(u)	the Subscriber is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Corporation is organized under the laws of Canada; (ii) some or all of the directors and officers may be residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Corporation and such persons may be located outside the United States;

(v)	the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Purchased Securities and the Underlying Securities is the address listed as the "Subscriber's Address and Contact Information" on the execution page of the Subscription Agreement;

(w)	the funds representing the Aggregate Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the "PATRIOT Act") and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to the Subscription Agreement and the Subscriber's purchase hereunder, on a confidential basis, pursuant to the PATRIOT Act;

(x)	no portion of the Aggregate Subscription Price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith;

(y)	the Subscriber agrees to be bound by the terms and conditions set forth in the Subscription Agreement entitled "Terms and Conditions of Subscription" attached and the Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber's representations, warranties and covenants contained in the Subscription Agreement and its applicable Schedules attached thereto; and

(z)	the provisions of this Purchaser Certificate will be true and correct both as of the date of execution of the Subscription Agreement and as of the Closing Date.

The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber or, if applicable, the beneficial purchaser set forth herein, which takes place prior to the Closing Date.

[Remainder of page intentionally left blank. Signature page follows.]

Dated the day of , 2025.

Print name of Subscriber (or person signing as agent)

By:

Signature

Title

(please print name of individual whose signature appears above, if different from name of Subscriber or agent printed above)

SCHEDULE "c"
- Annex 2
ACCREDITED INVESTOR CERTIFICATE

NOTE: ACCREDITED INVESTORS WHO ARE, OR ARE SUBSCRIBING FOR THE ACCOUNT OR BENEFIT OF, PERSONS IN THE UNITED STATES AND U.S. PERSONS MUST COMPLETE AND SIGN THIS PURCHASER CERTIFICATE.

ALL SUBSCRIBERS LOCATED IN CALIFORNIA MUST BE QUALIFIED INSTITUTIONAL BUYERS AND MUST SIGN THIS QUALIFIED INSTITUTIONAL BUYER CERTIFICATE ATTACHED TO THE SUBSCRIPTION AGREEMENT AS SCHEDULE "C" – ANNEX 1. IF YOU ARE IN CALIFORNIA, YOU MAY NOT SIGN THIS PURCHASER CERTIFICATE. IF YOU ARE IN CALIFORNIA AND YOU ARE NOT A QUALIFIED INSTITUTIONAL BUYER, YOU MAY NOT PARTICIPATE IN THIS OFFERING.

ALL SUBSCRIBERS LOCATED IN NEW YORK MUST COMPLETE AND SIGN THIS PURCHASER CERTIFICATE AND SATISFY ONE OF THE CATEGORIES OF INSTITUTIONAL ACCREDITED INVESTOR SET FORTH BELOW.

TO:	OSISKO DEVELOPMENT CORP.

RE:	PURCHASE OF UNITS OF OSISKO DEVELOPMENT CORP.

This Purchaser Certificate is being delivered by the undersigned subscriber (the "Subscriber") in connection with the purchase of units (the "Units") of Osisko Development Corp. (the "Corporation"), as set out on the execution page of the Subscription Agreement (the "Purchased Securities"), pursuant to the Subscription Agreement. Capitalized terms used herein and not defined herein will have the meanings ascribed thereto in the Subscription Agreement. The Subscriber represents, warrants and covenants (which representations, warranties and covenants will survive the Closing Date) on its own behalf and, if applicable, on behalf of any beneficial purchaser for whom the Subscriber is contracting hereunder to and with the Corporation and acknowledges that the Corporation and its legal counsel are relying thereon that:

(a)	the Subscriber is authorized to consummate the purchase of the Purchased Securities;

(b)	the Subscriber is aware that the Purchased Securities and the Underlying Securities have not been registered under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), or any U.S. state securities laws and that the offer and sale of the Purchased Securities to it are being made in reliance on Section 4(a)(2) of the U.S. Securities Act and similar exemptions under applicable U.S. state securities laws;

(c)	the Subscriber (and any beneficial purchaser) is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a "U.S. Accredited Investor"), and is acquiring the Purchased Securities for its own account or for the account of an Accredited Investor with respect to which it exercises sole investment discretion and not with a view to any resale, distribution or other disposition of the Purchased Securities or the Underlying Securities in violation of United States federal or state securities laws;

(d)	if the Subscriber (or any beneficial purchaser) is in the State of New York, the Subscriber (and any beneficial purchaser) is an institutional "accredited investor" that satisfies one or more of the categories set forth in Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) of Regulation D under the U.S. Securities Act (and "Institutional Accredited Investor");

(e)	if the Subscriber (or any beneficial purchaser) is in the State of Colorado, and the Subscriber (or any beneficial purchaser) currently owns, or will own following the acquisition of the Purchased Securities and any Underlying Securities, 10% or more of the outstanding Common Shares of the Corporation, the Subscriber (and any beneficial purchaser) has not been convicted within the past ten years of any felony in connection with the purchase or sale of any security;

(f)	the Subscriber, and if applicable, each beneficial purchaser for whose account it is purchasing the Purchased Securities, is a U.S. Accredited Investor (or, if in New York, and Institutional Accredited Investor), and the Subscriber has initialed the category of U.S. Accredited Investor (or, if in New York, and Institutional Accredited Investor) applicable to the Subscriber and the beneficial purchaser (please place your initials and a SUB and, if applicable, a BP on the appropriate line(s)):

_____	Category 1. [Rule 501(a)(1)]	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
_____	Category 2. [Rule 501(a)(1)]	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
_____	Category 3. [Rule 501(a)(1)]	A broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended; or
_____	Category 4. [Rule 501(a)(1)]	An investment adviser registered pursuant to Section 203 of the U.S. Investment Advisers Act of 1940, as amended, or registered pursuant to the laws of a state; or
_____	Category 5. [Rule 501(a)(1)]	An investment adviser relying on the exemption from registering with the U.S. Securities and Exchange Commission under Section 203(l) or (m) of the U.S. Investment Advisers Act of 1940, as amended; or
_____	Category 6. [Rule 501(a)(1)]	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
_____	Category 7. [Rule 501(a)(1)]	An investment company registered under the U.S. Investment Company Act of 1940, as amended; or
_____	Category 8. [Rule 501(a)(1)]	A business development company as defined in Section 2(a)(48) of the U.S. Investment Company Act of 1940, as amended; or
_____	Category 9. [Rule 501(a)(1)]	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended; or
_____	Category 10. [Rule 501(a)(1)]	A Rural Business Investment Company as defined in Section 384A of the U.S. Consolidated Farm and Rural Development Act of 1972, as amended; or
_____	Category 11. [Rule 501(a)(1)]	A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of U.S. $5,000,000; or
_____	Category 12. [Rule 501(a)(1)]	An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or
_____	Category 13. [Rule 501(a)(2)]	A private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended; or

_____	Category 14. [Rule 501(a)(3)]	An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or
_____	Category 15. [Rule 501(a)(4)]

A director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or

[SUBSCRIBERS (OR BENEFICIAL PURCHASERS) IN NEW YORK MAY NOT INITIAL THIS CATEGORY]

_____	Category 16. [Rule 501(a)(5)]

A natural person whose individual net worth, or joint net worth with that person's spouse or spousal equivalent, exceeds U.S. $1,000,000; or

(Note: For the purposes of calculating "net worth"

(i)             the person's primary residence shall not be included as an asset;

(ii)            indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the closing of the Offering, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the closing of the Offering exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii)          indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability.)

(Note: For the purposes of calculating "joint net worth", joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard does not require that the securities be purchased jointly.)

(Note: The term "spousal equivalent" means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

[SUBSCRIBERS (OR BENEFICIAL PURCHASERS) IN NEW YORK MAY NOT INITIAL THIS CATEGORY]

_____	Category 17. [Rule 501(a)(6)]

A natural person who had an individual income in excess of U.S. $200,000 in each year of the two most recent years or joint income with that person's spouse or spousal equivalent in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(Note: The term "spousal equivalent" means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

[SUBSCRIBERS (OR BENEFICIAL PURCHASERS) IN NEW YORK MAY NOT INITIAL THIS CATEGORY]

_____	Category 18. [Rule 501(a)(7)]	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D under the U.S. Securities Act; or
_____	Category 19. [Rule 501(a)(8)]

An entity in which each of the equity owners are accredited investors; or

(Note: It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities under this category. If those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this category may be available.)

_____	Category 20. [Rule 501(a)(9)]	An entity, of a type not listed in Categories 1 through 14, 18 or 19 above, not formed for the specific purpose of acquiring the securities offered, owning "investments" (as defined in Rule 2a51-1(b) under the U.S. Investment Company Act of 1940, as amended) in excess of U.S. $5,000,000; or
_____	Category 21. [Rule 501(a)(10)]

A natural person holding in good standing one or more of the following professional licenses:

(i)        General Securities Representative license (Series 7);

(ii)       Private Securities Offerings Representative license (Series 82), and

(iii)      Investment Adviser Representative license (Series 65); or

[SUBSCRIBERS (OR BENEFICIAL PURCHASERS) IN NEW YORK MAY NOT INITIAL THIS CATEGORY]

_____	Category 22. [Rule 501(a)(11)]

A natural person who is a "knowledgeable employee" (as defined in Rule 3c-5(a)(4) under the U.S. Investment Company Act of 1940, as amended) of the issuer of the securities being offered or sold where the issuer would be an "investment company" (as defined in Section 3 of U.S. Investment Company Act of 1940, as amended), but for the exclusion provided by either Section 3(c)(1) or section 3(c)(7) of U.S. Investment Company Act of 1940, as amended; or

[SUBSCRIBERS (OR BENEFICIAL PURCHASERS) IN NEW YORK MAY NOT INITIAL THIS CATEGORY]

_____	Category 23. [Rule 501(a)(12)]

A "family office" (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended):

(i)            with assets under management in excess of U.S. $5,000,000,

(ii)           that is not formed for the specific purpose of acquiring the securities offered, and

(iii)          whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_____	Category 24. [Rule 501(a)(13)]	A "family client" (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended) of a family office meeting the requirements in Category 23 above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) of Category 23;

(g)	the Subscriber acknowledges that it has not purchased the Purchased Securities as a result of any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) or any "general solicitation" or "general advertising" (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio or television or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(h)	the Subscriber acknowledges that the Purchased Securities and the Underlying Securities are (or will, when issued, be) "restricted securities", as such term is defined under Rule 144(a)(3) under the U.S. Securities Act, and that the Purchased Securities and the Underlying Securities may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable U.S. state securities laws or in compliance with an exemption therefrom, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Purchased Securities or the Underlying Securities, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of such securities, except:

(i)	to the Corporation; or

(ii)	outside the United States in an "offshore transaction" (as defined in Rule 902(h) of Regulation S under the U.S. Securities Act) in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act, if available, and in compliance with applicable local laws and regulations; or

(iii)	in compliance with the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable U.S. state securities or "Blue Sky" laws; or

(iv)	in another transaction that does not require registration under the U.S. Securities Act or any applicable U.S. state securities laws; or

(v)	pursuant to a registration statement that has been declared effective under the U.S. Securities Act by the United States Securities and Exchange Commission;

(i)	the Subscriber understands and acknowledges that all certificates or DRS advices representing the Purchased Securities and the Underlying Securities, as well as all certificates or DRS advices issued in exchange for or in substitution of the Purchased Securities and the Underlying Securities, until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear the following legend:

"THESE SECURITIES [AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF OSISKO DEVELOPMENT CORP. (THE "CORPORATION") THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES, IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, OR (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, A LEGAL OPINION OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION AND ITS TRANSFER AGENT.

[DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.]";

provided, that if the Purchased Securities or the Underlying Securities are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act, the legend set forth above may be removed by providing an executed declaration to the Corporation and to the registrar and transfer agent of the Corporation in substantially the form set forth as Appendix 1 hereto (or in such other form as the Corporation, may prescribe from time to time) and, if requested by the Corporation or its registrar and transfer agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation and its registrar and transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act;

provided further, that if any of the Purchased Securities or the Underlying Securities are being sold pursuant to Rule 144 under the U.S. Securities Act and in compliance with any applicable U.S. state securities laws, the legend may be removed by delivery to the Corporation and its registrar and transfer agent of an opinion of counsel of recognized standing or other evidence in form and substance reasonably satisfactory to the Corporation and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable U.S. state securities laws;

(j)	the Subscriber is aware that if the Corporation is ever deemed to be, or to have been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for resales of the Purchased Securities or the Underlying Securities, and (ii) the Corporation is not obligated to take, and has no present intention of taking, any action to make Rule 144 under the U.S. Securities Act (or any other exemption) available for resales of the Purchased Securities or the Underlying Securities;

(k)	the Subscriber understands and acknowledges that the Unit Warrants may not be exercised by, or on behalf of, a U.S. Person or a person in the United States unless exemptions are available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable U.S. states, and the holder has furnished an opinion of counsel of recognized standing or other evidence in form and substance reasonably satisfactory to the Corporation to such effect; provided that a holder of Unit Warrants that acquired the Unit Warrants in the Offering will not be required to deliver an opinion of counsel in connection with its exercise of the Unit Warrants, for its own account or for the account of the original beneficial purchaser, if any, at a time when such holder and such original beneficial purchaser thereof, if any, are Accredited Investors (or, if such holder or original beneficial purchaser is in the State of New York, Institutional Accredited Investors);

(l)	the Subscriber consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Purchased Securities and the Underlying Securities in order to implement the restrictions on transfer set forth and described herein;

(m)	if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the ownership of the Purchased Securities and the Underlying Securities;

(n)	the Subscriber has had access to such financial and other information concerning the Corporation and the Purchased Securities and the Underlying Securities as it has deemed necessary in connection with its decision to purchase any of the Purchased Securities and the Underlying Securities, including an opportunity to ask questions of, and request information from, the Corporation;

(o)	the Subscriber acknowledges that it has obtained independent legal, income tax and investment advice with respect to its purchase of the Purchased Securities and the Underlying Securities and accordingly, has had an opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber for purpose of giving the representations, warranties and covenants contained herein;

(p)	the Subscriber acknowledges that neither the Corporation, nor any person representing the Corporation has made any representation to it with respect to the Corporation or the offering or sale of the Purchased Securities or the Underlying Securities, other than the information contained or incorporated by reference in the Subscription Agreement, which has been delivered to it and upon which it is relying in making its investment decision with respect to the Purchased Securities;

(q)	the Subscriber understands that the Purchased Securities and Underlying Securities have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the information in the Subscription Agreement or the Schedules attached thereto. Any representation to the contrary is a criminal offense;

(r)	the Subscriber acknowledges that, (i) until such time as the Registration Statement is effective and available for the resale of the Unit Shares and the Unit Warrant Shares and that any applicable Canadian hold period has expired, there are restrictions on the transferability of the Registrable Securities, and that it will not be possible for the Subscriber to readily liquidate his, her or its investment in the Registrable Securities before such time and (ii) the Unit Warrants do not constitute Registrable Securities and will not be registered for resale on the Registration Statement;

(s)	the Subscriber understands and agrees that the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(t)	the Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding, exercise or disposition of the Purchased Securities and the Underlying Securities. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of its acquisition, holding, exercise or disposition of the Purchased Securities and the Underlying Securities, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences to it with respect to its investment, including whether the Corporation will at any given time be deemed a "passive foreign investment company" within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended;

(u)	the Subscriber is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Corporation is organized under the laws of Canada; (ii) some or all of the directors and officers may be residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Corporation and such persons may be located outside the United States;

(v)	the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Purchased Securities and the Underlying Securities is the address listed as the "Subscriber's Address and Contact Information" on the execution page of the Subscription Agreement;

(w)	the funds representing the Aggregate Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the "PATRIOT Act") and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to the Subscription Agreement and the Subscriber's purchase hereunder, on a confidential basis, pursuant to the PATRIOT Act;

(x)	no portion of the Aggregate Subscription Price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith;

(y)	the Subscriber agrees to be bound by the terms and conditions set forth in the Subscription Agreement entitled "Terms and Conditions of Subscription" attached and the Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber's representations, warranties and covenants contained in the Subscription Agreement and its applicable Schedules attached thereto; and

(z)	the provisions of this Purchaser Certificate will be true and correct both as of the date of execution of the Subscription Agreement and as of the Closing Date.

The Subscriber acknowledges that it may be required to provide a supplemental Certificate depending on the State in which the Subscriber (and the beneficial purchaser, if any) are located confirming certain additional representations, warranties and covenants in order to participate in the Offering, and it undertakes to provide any such supplement Certificate when requested.

The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber or, if applicable, the beneficial purchaser set forth herein, which takes place prior to the Closing Date.

[Remainder of page intentionally left blank. Signature page follows.]

Dated the day of , 2025.

Print name of Subscriber (or person signing as agent)

By:

Signature

Title

(please print name of individual whose signature appears above, if different from name of Subscriber or agent printed above)

APPENDIX 1 to SCHEDULE "C" – ANNEX 2

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	TSX TRUST COMPANY, AS REGISTRAR AND TRANSFER AGENT OF THE [COMMON SHARES] [WARRANTS] OF OSISKO DEVELOPMENT CORP.

The undersigned (A) acknowledges that the sale of the securities of Osisko Development Corp. (the "Corporation") represented by certificate number(s) _______________________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) it is not an "affiliate" (as defined in Rule 405 under the U.S. Securities Act) of the Corporation, (2) the offer of such securities was not or will not be made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was or will be executed on or through the facilities of a "designated offshore securities market" (as such term is defined in Regulation S and which includes the Toronto Stock Exchange and the TSX Venture Exchange) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:

(Name of Holder – please print)

(Authorized Signature)

(Official Capacity – please print)

(please print here the name of the individual whose signature appears above, if different from the name of holder printed above)

Schedule "D"
Foreign Subscriber Purchaser's Certificate

NOTE: SUBSCRIBERS WHO ARE, OR ARE SUBSCRIBING FOR THE ACCOUNT OR BENEFIT OF, PERSONS RESIDENT OF JURISDICTIONS OTHER THAN CANADA AND THE UNITED STATES OF AMERICA MUST COMPLETE AND SIGN THIS CERTIFICATE.

TO:        OSISKO DEVELOPMENT CORP.

Capitalized terms not specifically defined in this Schedule "D" have the meanings ascribed to them in the Subscription Agreement to which this Schedule "D" is attached.

The undersigned Subscriber, a resident of a jurisdiction other than Canada or the United States, hereby represents and warrants to the Corporation, and acknowledges as an integral part of the attached Subscription Agreement, as follows:

1.	The Subscriber is, and each beneficial purchaser for whom the Subscriber is purchasing for under the Subscription Agreement or for whom the Subscriber may be acting as trustee or agent is, a resident of a country (an "International Jurisdiction") other than Canada or the United States and the decision to subscribe for the Purchased Securities was taken in such International Jurisdiction.

2.	The delivery of the Subscription Agreement, the acceptance of it by the Corporation and the issuance of the Purchased Securities to the Subscriber, or each beneficial purchaser for whom the Subscriber is purchasing for under the Subscription Agreement, complies with all laws applicable to the Subscriber and such beneficial purchaser, including the laws of such purchaser's jurisdiction of residence, and all other applicable laws, and will not require the Corporation to register the Purchased Securities nor will it cause the Corporation to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the International Jurisdiction or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction. The Subscriber will provide such evidence of compliance with all such matters as the Corporation or its counsel may reasonably request.

3.	The Subscriber, and each beneficial purchaser for whom the Subscriber is purchasing for under the Subscription Agreement, is knowledgeable of, or has been independently advised as to, the application or jurisdiction of the securities laws of the International Jurisdiction which would apply to the transactions contemplated by the Subscription Agreement (other than the securities laws of Canada and the United States).

4.	The Subscriber and each beneficial purchaser for whom the Subscriber is purchasing for under the Subscription Agreement, is purchasing the Purchased Securities pursuant to exemptions from the prospectus and registration requirements (or their equivalent) under the applicable securities laws of that International Jurisdiction or, if such is not applicable, each is permitted to purchase the Purchased Securities under the applicable securities laws of the International Jurisdiction without the need to rely on an exemption.

5.	The Subscriber and each beneficial purchaser for whom the Subscriber is purchasing for under the Subscription Agreement will not sell, transfer or dispose of the Purchased Securities except in accordance with all applicable laws, including applicable securities laws of Canada and the United States, and the Subscriber, and each beneficial purchaser for whom the Subscriber is purchasing for under the Subscription Agreement, acknowledges that the Corporation shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Canadian or United States or other securities laws.

The Subscriber acknowledges that the Corporation may be required to file with the securities regulatory authority or regulator in one or more Canadian jurisdictions a report regarding the trade. The Subscriber acknowledges that such report may require the Corporation to disclose the Subscriber's full legal name, residential address, telephone number and email address and the number of securities the Subscriber purchased, the purchase price for such securities and specific details of the prospectus exemption relied upon under applicable securities laws to complete such purchase, including how the Subscriber qualifies for such exemption. The Subscriber consents to the disclosure of such information and acknowledges that such information is made available to the public under securities legislation of Ontario. The Subscriber acknowledges that this information is collected indirectly by the applicable securities regulatory authority or regulator under the authority granted to it under, and for the purposes of the administration and enforcement of, the securities legislation and that the Subscriber may contact the applicable securities regulatory authority or regulator by way of the contact information provided in Schedule "G" for more information regarding the indirect collection of such information.

The foregoing representations and warranties contained in this Schedule "D" are true and accurate as of the date of this Schedule "D" and will be true and accurate as of the Closing Date. If any such representations or warranties shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Corporation prior to the Closing Date.

The Subscriber and each beneficial purchaser for whom the Subscriber is purchasing for under the Subscription Agreement will not sell, transfer or dispose of the Purchased Securities to the extent any such sale, transfer or disposal would cause an obligation for a prospectus to be prepared, published or registered in any jurisdiction.

[Remainder of page intentionally left blank. Signature page follows.]

Dated the _____ day of ____________________, __________.

Print name of Subscriber (or person signing as agent)
By:
Signature

Title

(please print name of individual whose signature appears above, if different from name of Subscriber or agent printed above)

Schedule "E"
FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the TSXV and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the "Placee") need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the TSXV prior to participating in further placements with TSXV listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the TSXV.

1.	Placee Information:

(a)	Name: _____________________________________________________________________________________________________

(b)	Complete Address: ___________________________________________________________________________________________

(c)	Jurisdiction of Incorporation or Creation: ___________________________________________________________________________

2.	Is the Placee purchasing securities as a portfolio manager: (Yes/No)? _____________________________________________________________

(a)	Is the Placee carrying on business as a portfolio manager outside of Canada:

(Yes/No)? __________

3.	If the answer to 2(b) above was "Yes", the undersigned certifies that:

(a)	It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than CAD$20,000,000; and

(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was "No", please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

*	If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

(a)	"Personal Information" means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the TSXV (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the TSXV for the purposes described in Appendix 6B or as otherwise identified by the TSXV, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at _____________________, on _____________________.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

Schedule "F"
Collection of Personal Information

This Subscription Agreement and the schedules hereto require the Subscriber to provide certain personal information (respecting the Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting) to the Corporation. Personal information includes "personal information" as that term is defined under applicable privacy legislation, including without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws and, if applicable, the rules and policies of the Exchanges in effect from time to time. Such information is being collected for the purposes of completing the Offering, which includes, without limitation, determining the eligibility of the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting, to purchase Units under applicable Securities Laws, preparing and registering certificates representing the Unit Shares and Unit Warrants to be issued hereunder and completing filings required under applicable Securities Laws or by any stock exchange, the Canadian Investment Regulatory Organization and/or securities regulatory authorities.

In addition, such personal information may be used or disclosed by the Corporation for the purpose of administering the Corporation's relationship with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting. For example, such personal information may be used by the Corporation to communicate with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting (such as by providing annual or quarterly reports), to prepare tax filings and forms or to comply with its obligations under taxation, securities and other laws (such as maintaining a list of holders of shares).

In connection with the foregoing, the personal information of the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting, may be disclosed by the Corporation to: (i) any stock exchanges or securities regulatory or taxation authorities; (ii) the Corporation's registrar and transfer agent; and (iii) any of the other parties involved in the Offering, including legal counsel, and may be included in record books prepared in respect of the Offering.

By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of the beneficial purchaser for whom the Subscriber is contracting) hereby consents to the collection, use and disclosure of such personal information. The Subscriber (on its own behalf and, if applicable, on behalf of the beneficial purchaser for whom the Subscriber is contracting) also consents to the filing of copies or originals of any of the documents provided to the Corporation by or on behalf of the Subscriber with any stock exchange, securities regulatory authority in relation to the transactions contemplated by this Subscription.

The Subscriber acknowledges that the Subscriber's personal information and the personal information of any Disclosed Principal may be delivered to the Canadian securities commissions under the authority granted to them under securities legislation for the purposes of administration and enforcement of the securities legislation of the applicable Canadian province. The public official of such Canadian province who can answer questions about such indirect collection of personal information is set forth on Schedule "G".

The Subscriber also acknowledges and consents to the collection, use and disclosure of the Subscriber's personal information by the Exchanges and its affiliates, authorized agents, subsidiaries and divisions, including the Exchanges for the following purposes: (i) to conduct background checks, (ii) to verify personal information that has been provided about each individual, (iii) to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Corporation or its associates or affiliates, (iv) to conduct enforcement proceedings, and (v) to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchanges, Securities Laws and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada. As part of this process, the Subscriber further acknowledges that the Exchanges also collects additional personal information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished. The personal information collected by the Exchanges may also be disclosed: (i) to the aforementioned agencies and organizations or as otherwise permitted or required by law and may be used for the purposes described above for their own investigations, and (ii) on the Exchanges' website or through printed materials published by or pursuant to the directions of the Exchanges. The Exchanges may from time to time use third parties to process information and/or provide other administrative services and may share information with such third party services providers.

F-1

Schedule "G"
Contact Information for Canadian Securities Commissions

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Financial and Consumer Services Commission
(New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John's, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street, Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca
(For corporate finance issuers);
fonds_dinvestissement@lautorite.qc.ca
(For investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5879

Facsimile: (306) 787-5899

G-1

Schedule "H"
Selling Shareholder Questionnaire

NOTE: SUBSCRIBERS WHO ARE, OR ARE SUBSCRIBING FOR THE ACCOUNT OR BENEFIT OF, PERSONS IN THE UNITED STATES AND U.S. PERSONS MUST COMPLETE AND SIGN THIS CERTIFICATE.

The undersigned beneficial owner (within the meaning of applicable U.S. securities laws) of Unit Shares and Unit Warrant Shares (the "Registrable Securities") of Osisko Development Corp., a corporation organized under the laws of Canada (the "Corporation"), understands that the Corporation has filed or intends to file with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement") for the registration and resale under Rule 415 of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), of the Registrable Securities, in accordance with the terms of the Subscription Agreement (the "Subscription Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

The undersigned beneficial owner (the "Selling Shareholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Corporation and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Shareholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

H-1

2. Address for Notices to Selling Shareholder:

Telephone:

E-Mail:

Contact	Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐      No ☐

(b)	If "yes" to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Corporation?

Yes ☐      No ☐

Note:	If "no" to Section 3(b), the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐      No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐      No ☐

Note:	If "no" to Section 3(d), the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Corporation Owned by the Selling Shareholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Corporation other than the Registrable Securities issuable pursuant to the Subscription Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Shareholder:

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5. Relationships with the Corporation:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Corporation (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Corporation of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Corporation of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Corporation in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE DELIVER A FULLY COMPLETED AND SIGNED COPY OF THIS QUESTIONNAIRE WITH THE EXECUTED SUBSCRIPTION AGREEMENT.

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